Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Feb. 18, 2011	Jun. 30, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	LEAP WIRELESS INTERNATIONAL INC
Entity Central Index Key	0001065049
Document Type	8-K
Document Period End Date	May 17, 2011
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 801,693,696
Entity Common Stock, Shares Outstanding		78,653,765

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 350,790	$ 174,999
Short-term investments	68,367	389,154
Inventories	104,241	107,912
Deferred charges	47,343	38,872
Other current assets	91,010	82,830
Total current assets	661,751	793,767
Property and equipment, net	2,036,645	2,121,094
Wireless licenses	1,968,075	1,921,973
Assets held for sale	0	2,381
Goodwill (Note 6)	31,094	430,101
Intangible assets, net	64,843	24,535
Other assets	72,415	83,630
Total assets	4,834,823	5,377,481
Liabilities and Stockholders' Equity
Accounts payable and accrued liabilities	346,869	310,386
Current maturities of long-term debt	8,500	8,000
Other current liabilities	221,077	202,407
Total current liabilities	576,446	520,793
Long-term debt, net	2,832,070	2,735,318
Deferred tax liabilities	295,703	259,512
Other long-term liabilities	114,534	99,696
Total liabilities	3,818,753	3,615,319
Redeemable non-controlling interests	104,788	71,632
Commitments and contingencies (Note 14)
Stockholders' equity:
Preferred stock - authorized 10,000,000 shares, $.0001 par value; no shares issued and outstanding	0	0
Common stock - authorized 160,000,000 shares, $.0001 par value; 78,437,309 and 77,524,040 shares issued and outstanding at December 31, 2010 and 2009, respectively	8	8
Additional paid-in capital	2,155,712	2,148,194
Accumulated deficit	(1,243,740)	(458,685)
Accumulated other comprehensive income (loss)	(698)	1,013
Total stockholders' equity	911,282	1,690,530
Total liabilities and stockholders' equity	$ 4,834,823	$ 5,377,481

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Stockholders' equity:
Preferred stock - par value	$ 0.0001	$ 0.0001
Preferred stock - authorized shares	10,000,000	10,000,000
Preferred stock - shares issued	0	0
Preferred stock - shares outstanding	0	0
Common stock - par value per share	$ 0.0001	$ 0.0001
Common stock - shares authorized	160,000,000	160,000,000
Common stock - shares issued	78,437,309	77,524,040
Common stock - shares outstanding	78,437,309	77,524,040

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues:
Service revenues	$ 2,482,601	$ 2,241,988	$ 1,782,163
Equipment revenues	214,602	239,333	249,761
Total revenues	2,697,203	2,481,321	2,031,924
Operating expenses:
Cost of service (exclusive of items shown separately below)	840,635	707,165	561,360
Cost of equipment	591,994	561,262	465,422
Selling and marketing	414,318	411,564	294,917
General and administrative	361,571	358,452	331,691
Depreciation and amortization	457,035	410,697	331,448
Impairment of assets (Notes 3 and 6)	477,327	639	177
Total operating expenses	3,142,880	2,449,779	1,985,015
Loss on sale or disposal of assets, net	(5,061)	(418)	(209)
Operating income (loss)	(450,738)	31,124	46,700
Equity in net income (loss) of investees	1,912	3,946	(298)
Interest income	1,010	3,806	14,571
Interest expense	(243,377)	(210,389)	(158,259)
Other income (expense), net	3,209	469	(7,125)
Loss on extinguishment of debt	(54,558)	(26,310)
Loss before income taxes	(742,542)	(197,354)	(104,411)
Income tax expense	(42,513)	(40,609)	(38,970)
Net loss	(785,055)	(237,963)	(143,381)
Accretion of redeemable non-controlling interests, net of tax	(86,898)	(1,529)	(6,820)
Net loss attributable to common stockholders	$ (871,953)	$ (239,492)	$ (150,201)
Loss per share attributable to common stockholders:
Basic	$ (11.49)	$ (3.3)	$ (2.21)
Diluted	$ (11.49)	$ (3.3)	$ (2.21)
Shares used in per share calculations:
Basic	75,917	72,515	68,021
Diluted	75,917	72,515	68,021

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities:
Net loss	$ (785,055)	$ (237,963)	$ (143,381)
Adjustments to reconcile net loss to net cash provided by operating activities:
Share-based compensation expense	36,609	42,713	35,215
Depreciation and amortization	457,035	410,697	331,448
Accretion of asset retirement obligations	2,503	1,888	1,153
Non-cash interest items, net	11,446	8,357	13,057
Non-cash loss on extinguishment of debt	(2,040)	8,805
Deferred income tax expense	39,263	38,164	36,310
Impairment of assets	477,327	639	177
Impairment of short-term investments			7,538
(Gain) loss on sale or disposal of assets	5,061	418	209
Equity in net (income) loss of investees	(1,912)	(3,946)	298
Changes in assets and liabilities:
Inventories and deferred charges	(2,469)	(20,491)	(60,899)
Other assets	(16,791)	(18,759)	(21,221)
Accounts payable and accrued liabilities	63,120	5,674	75,344
Other liabilities	28,181	48,121	75,398
Net cash provided by operating activities	312,278	284,317	350,646
Investing activities:
Acquisition of a business	(40,730)		(31,217)
Purchases of property and equipment	(398,894)	(699,525)	(795,678)
Change in prepayments for purchases of property and equipment	1,412	5,691	(5,876)
Purchases of and deposits for wireless licenses and spectrum clearing costs	(13,319)	(35,356)	(78,451)
Return of deposit for wireless licenses			70,000
Proceeds from sale of wireless licenses and operating assets		2,965
Purchases of investments	(488,450)	(883,173)	(598,015)
Sales and maturities of investments	816,247	733,268	532,468
Purchases of membership units of equity method investments	(967)		(1,033)
Change in restricted cash	749	338	(2,176)
Net cash used in investing activities	(123,952)	(875,792)	(909,978)
Financing activities:
Proceeds from issuance of long-term debt	1,179,876	1,057,474	535,750
Repayment of long-term debt	(1,118,096)	(897,904)	(10,500)
Payment of debt issuance costs	(1,308)	(16,200)	(7,658)
Purchase of non-controlling interests	(77,664)
Non-controlling interest contribution	5,100
Proceeds from issuance of common stock	1,535	267,105	7,885
Other	(1,978)	(1,709)	(41,774)
Net cash provided by (used in) financing activities	(12,535)	408,766	483,703
Net increase (decrease) in cash and cash equivalents	175,791	(182,709)	(75,629)
Cash and cash equivalents at beginning of period	174,999	357,708	433,337
Cash and cash equivalents at end of period	$ 350,790	$ 174,999	$ 357,708

Consolidated Statements of Stockholders' Equity (USD $) In Thousands, except Share data	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total
Beginning Balance at Dec. 31, 2007	$ 7	$ 1,803,514	$ (77,341)	$ (8,675)	$ 1,717,505
Beginning Balance, Shares at Dec. 31, 2007	68,674,435
Components of comprehensive loss:
Net loss			(143,381)		(143,381)
Net unrealized holding gains (Losses) on investments, net of tax				273	273
Unrealized losses on derivative instruments				(1,471)	(1,471)
Swaplet amortization on derivative instruments, net of tax				3,951	3,951
Comprehensive loss					(140,628)
Share-based compensation expense		34,734			34,734
Accretion of redeemable non-controlling interests, net of tax		(6,820)			(6,820)
Issuance of common stock under share-based compensation plans, net of repurchases		7,885			7,885
Issuance of common stock under share-based compensation plans, net of repurchases, Shares	841,091
Ending Balance at Dec. 31, 2008	7	1,839,313	(220,722)	(5,922)	1,612,676
Ending Balance, Shares at Dec. 31, 2008	69,515,526
Components of comprehensive loss:
Net loss			(237,963)		(237,963)
Net unrealized holding gains (Losses) on investments, net of tax				816	816
Swaplet amortization and reclassification of losses included in earnings on derivative instruments, including tax effect				6,119	6,119
Comprehensive loss					(231,028)
Share-based compensation expense		43,306			43,306
Accretion of redeemable non-controlling interests, net of tax		(1,529)			(1,529)
Issuance of common stock	1	263,718			263,719
Issuance of common stock, Shares	7,000,000
Issuance of common stock under share-based compensation plans, net of repurchases		3,386			3,386
Issuance of common stock under share-based compensation plans, net of repurchases, Shares	1,008,514
Ending Balance at Dec. 31, 2009	8	2,148,194	(458,685)	1,013	1,690,530
Ending Balance, Shares at Dec. 31, 2009	77,524,040
Components of comprehensive loss:
Net loss			(785,055)		(785,055)
Net unrealized holding gains (Losses) on investments, net of tax				(254)	(254)
Less: reclassification adjustment for losses included in net loss, net of tax				(1,457)	(1,457)
Comprehensive loss					(786,766)
Share-based compensation expense		36,609			36,609
Accretion of redeemable non-controlling interests, net of tax		(86,898)			(86,898)
Issuance of common stock under share-based compensation plans, net of repurchases		1,535			1,535
Issuance of common stock under share-based compensation plans, net of repurchases, Shares	913,269
Gain on formation of joint ventures, net of tax		56,272			56,272
Ending Balance at Dec. 31, 2010	$ 8	$ 2,155,712	$ (1,243,740)	$ (698)	$ 911,282
Ending Balance, Shares at Dec. 31, 2010	78,437,309

The Company	12 Months Ended
Dec. 31, 2010
The Company [Abstract]
The Company

Note 1.	The Company

Leap Wireless International, Inc. (“Leap”), a Delaware corporation, together with its subsidiaries and consolidated joint ventures, is a wireless communications carrier that offers digital wireless services in the United States under the “Cricket®” brand. Cricket service offerings provide customers with unlimited nationwide wireless services for a flat rate without requiring a fixed-term contract or a credit check. The Company’s primary service is Cricket Wireless, which offers customers unlimited nationwide voice and data services for a flat monthly rate. Leap conducts operations through its subsidiaries and has no independent operations or sources of income other than interest income and through dividends, if any, from its subsidiaries.

Cricket service is offered by Cricket, a wholly-owned subsidiary of Leap. Cricket service is also offered in Oregon by LCW Wireless Operations, LLC (“LCW Operations”); in the upper Midwest by Denali Spectrum Operations, LLC (“Denali Operations”); and in South Texas by STX Wireless Operations, LLC (“STX Operations”). Cricket’s ownership and interests in these entities are as follows:

•	LCW Operations and its parent company, LCW Wireless, LLC, (“LCW Wireless”), are wholly-owned subsidiaries of Cricket. The Company acquired the remaining 5.4% membership interests that it did not previously own in LCW Wireless on August 25, 2010.

•	Denali Operations and its parent company, Denali Spectrum, LLC (“Denali”), are wholly-owned subsidiaries of Cricket. Cricket purchased the remaining 17.5% membership interest that it did not previously own in Denali on December 27, 2010. Immediately prior to its purchase of the remaining membership interest in Denali, Denali contributed all of its wireless spectrum outside of its Chicago and Southern Wisconsin operating markets and a related spectrum lease to Savary Island Wireless, LLC (“Savary Island”), a newly formed venture, in exchange for an 85% non-controlling membership interest. Savary Island is a “very small business” designated entity under the FCC regulations. The Company consolidates its interests in Savary Island in accordance with the authoritative guidance for the consolidation of variable interest entities because this entity is a variable interest entity and the Company has entered into an agreement with Savary Island’s other member which establishes a specified purchase price in the event that it exercises its right to sell its membership interest to the Company.

•	Cricket controls STX Operations through a 75.75% controlling membership interest in its parent company, STX Wireless, LLC, (“STX Wireless”). STX Wireless is a joint venture created by Cricket and various entities doing business as Pocket Communications (“Pocket”) to provide Cricket service in the South Texas region. The Company consolidates STX Wireless in accordance with the authoritative guidance for consolidations based on the voting interest model.

For more information regarding the transactions and ventures described above, see “Note 7. Significant Acquisitions and Other Agreements.”

Leap, Cricket and their subsidiaries and consolidated joint ventures are collectively referred to herein as the “Company.”

Change in Accounting Principle	12 Months Ended
Dec. 31, 2010
Change in Accounting Principle [Abstract]
Change in Accounting Principle

Note 2.	Change in Accounting Principle

During the fourth quarter of 2010, the Company elected to change the method of accounting for regulatory fees and telecommunications taxes paid with respect to its service plans, including Universal Service Fund and E-911 fees, from a net to a gross basis in the consolidated statements of operations. Prior to the fourth quarter of 2010, the Company accounted for regulatory fees and telecommunications taxes on a net basis, such that these amounts were recorded as service revenues, net of amounts owed and remitted to government agencies. Following the introduction of the Company’s “all-inclusive” rate plans in August 2010 (which do not include separate charges for certain fees and telecommunications taxes), the Company changed its accounting policy in the fourth quarter of 2010 to a gross basis such that the Company no longer deducts from service revenues regulatory fees and telecommunications taxes owed and remitted to government agencies and instead includes such amounts in cost of service. This change in accounting policy, which was applied retrospectively, increased both service revenue and cost of service by  $139.9 million,  $98.2 million and  $73.1 million for the years ended December 31, 2010, 2009 and 2008, respectively. This change in accounting policy does not change previously reported operating income (loss) or net loss.

The Company changed its accounting policy to the gross basis of revenue reporting because under the “all inclusive” rate plans that the Company introduced in 2010, the Company absorbs the variability resulting from periodic regulatory rate changes. In addition, payment of regulatory fees and telecommunications tax surcharges are ultimately the responsibility of the Company. Further, the Company also believes the change to a gross basis of reporting for these items is the prevailing practice within the wireless telecommunications industry, making the Company’s financial information more comparable to that of other companies within its industry.

Basis of Presentation and Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Basis of Presentation and Significant Accounting Policies [Abstract]
Basis of Presentation and Significant Accounting Policies

Note 3.	Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses. By their nature, estimates are subject to an inherent degree of uncertainty. Actual results could differ from management’s estimates.

Principles of Consolidation

The consolidated financial statements include the operating results and financial position of Leap and its wholly-owned subsidiaries and consolidated joint ventures. The Company consolidates its non-controlling interest in Savary Island in accordance with the authoritative guidance for the consolidation of variable interest entities because Savary Island is a variable interest entity and the Company has entered into an agreement with Savary Island’s other member which establishes a specified purchase price in the event that it exercises its right to sell its membership interest to the Company. The Company consolidates STX Wireless in accordance with the authoritative guidance for consolidations based on the voting interest model. All intercompany accounts and transactions have been eliminated in the consolidated financial statements.

Segment and Geographic Data

The Company operates in a single operating segment and a single reporting unit as a wireless communications carrier that offers digital wireless services in the United States. As of and for the years ended December 31, 2010, 2009 and 2008, all of the Company’s revenues and long-lived assets related to operations in the United States.

Revenues

The Company’s business revenues principally arise from the sale of wireless services, devices (handsets and broadband modems) and accessories. Wireless services are provided primarily on a month-to-month basis. In general, the Company’s customers are required to pay for their service in advance and the Company does not require customers to sign fixed-term contracts or pass a credit check. Service revenues are recognized only after payment has been received and services have been rendered.

In August 2010, the Company introduced new rate plans for all of its Cricket services, eliminated certain fees (such as activation, reactivation and regulatory fees) and telecommunications taxes and ceased offering a free first month of service to new Cricket Wireless and Cricket Broadband customers when they purchase a new device and activate service. Prior to August 2010, when the Company activated service for a new customer, it typically sold that customer a device bundled with a period of free service. Under each approach, in accordance with the authoritative guidance for revenue arrangements with multiple deliverables, the sale of a device along with service constitutes a multiple element arrangement. Under this guidance, once a company has determined the fair value of the elements in the sales transaction, the total consideration received from the customer must be allocated among those elements on a relative fair value basis. Applying the guidance to these transactions results in the Company recognizing the total consideration received, less amounts allocated to the wireless service period (generally the customer’s monthly rate plan), as equipment revenue.

Amounts allocated to equipment revenues and related costs from the sale of devices are recognized when service is activated by new customers. Revenues and related costs from the sale of accessories and upgrades for existing customers are recognized at the point of sale. The costs of devices and accessories sold are recorded in cost of equipment. In addition to devices that the Company sells directly to its customers at Cricket-owned stores, the Company sells devices to third-party dealers, including mass-merchant retailers. These dealers then sell the devices to the ultimate Cricket customer, similar to the sale made at a Cricket-owned store. Sales of devices to third-party dealers are recognized as equipment revenues only when service is activated by customers, since the level of price reductions and commissions ultimately available to such dealers is not reliably estimable until the devices are sold by such dealers to customers. Thus, revenues from devices sold to third-party dealers are recorded as deferred equipment revenue and the related costs of the devices are recorded as deferred charges upon shipment by the Company. The deferred charges are recognized as equipment costs when the related equipment revenue is recognized, which occurs when service is activated by the customer.

Through a third-party provider, the Company’s customers may elect to participate in an extended warranty program for devices they purchase. The Company recognizes revenue on replacement devices sold to its customers under the program when the customer purchases the device.

Sales incentives offered to customers and commissions and sales incentives offered to the Company’s third-party dealers are recognized as a reduction of revenue when the related service or equipment revenue is recognized. Customers have limited rights to return devices and accessories based on time and/or usage, and customer returns of devices and accessories have historically been insignificant.

Amounts billed by the Company in advance of customers’ wireless service periods are not reflected in accounts receivable or deferred revenue since collectability of such amounts is not reasonably assured. Deferred revenue consists primarily of cash received from customers in advance of their service period and deferred equipment revenue related to devices sold to third-party dealers.

Universal Service Fund, E-911 and other telecommunications-related regulatory fees are assessed by various federal and state governmental agencies in connection with the services that the Company provides to its customers. As discussed in Note 2, during the fourth quarter of 2010, the Company changed the method of accounting for regulatory fees and telecommunications taxes from a net to a gross basis. Regulatory fees and telecommunications taxes collected from customers are recorded in service revenues and amounts owed and remitted to government agencies are recorded in cost of service.

Costs and Expenses

The Company’s costs and expenses include:

Cost of Service.  The major components of cost of service are: charges from other communications companies for long distance, roaming and content download services provided to the Company’s customers; charges from other communications companies for their transport and termination of calls originated by the Company’s customers and destined for customers of other networks; expenses for tower and network facility rent, engineering operations, field technicians and utility and maintenance charges, and salary and overhead charges associated with these functions; and regulatory fees and telecommunications taxes, including Universal Service Fund and E-911 fees.

Cost of Equipment.  Cost of equipment primarily includes the cost of devices and accessories purchased from third-party vendors and resold to the Company’s customers in connection with its services, as well as the lower of cost or market write-downs associated with excess or damaged devices and accessories.

Selling and Marketing.  Selling and marketing expenses primarily include advertising expenses, promotional and public relations costs associated with acquiring new customers, store operating costs (such as retail associates’ salaries and rent), and salary and overhead charges associated with selling and marketing functions.

General and Administrative.  General and administrative expenses primarily include call center and other customer care program costs and salary, overhead and outside consulting costs associated with the Company’s customer care, billing, information technology, finance, human resources, accounting, legal and executive functions.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity at the time of purchase of three months or less to be cash equivalents. The Company invests its cash with major financial institutions in money market funds, short-term U.S. Treasury securities and other securities such as prime-rated short-term commercial paper. The Company has not experienced any significant losses on its cash and cash equivalents.

Short-Term Investments

Short-term investments generally consist of highly liquid, fixed-income investments with an original maturity at the time of purchase of greater than three months. Such investments consist of commercial paper, asset-backed commercial paper and obligations of the U.S. government and government agencies.

Investments are classified as available-for-sale and stated at fair value. The net unrealized gains or losses on available-for-sale securities are reported as a component of comprehensive income (loss). The specific identification method is used to compute the realized gains and losses on investments. Investments are periodically reviewed for impairment. If the carrying value of an investment exceeds its fair value and the decline in value is determined to be other-than-temporary, an impairment loss is recognized for the difference.

Restricted Cash, Cash Equivalents and Short-Term Investments

Restricted cash, cash equivalents and short-term investments consist primarily of amounts that the Company has set aside to satisfy certain contractual obligations. Restricted cash, cash equivalents and short-term investments are included in either short-term or long-term other assets, depending on the contractual obligation. As of December 31, 2010 the Company had approximately  $3.6 million and  $7.8 million of restricted cash, cash equivalents and short-term investments, included as other current and other long-term assets, respectively. As of December 31, 2009 the Company had approximately  $3.9 million and  $8.3 million of restricted cash, cash equivalents and short-term investments, included as other current and other long-term assets, respectively.

Fair Value of Financial Instruments

The authoritative guidance for fair value measurements defines fair value for accounting purposes, establishes a framework for measuring fair value and provides disclosure requirements regarding fair value measurements. The guidance defines fair value as an exit price, which is the price that would be received upon the sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date. The degree of judgment utilized in measuring the fair value of assets and liabilities generally correlates to the level of pricing observability. Assets and liabilities with readily available, actively quoted prices or for which fair value can be measured from actively quoted prices in active markets generally have more pricing observability and require less judgment in measuring fair value. Conversely, assets and liabilities that are rarely traded or not quoted have less pricing observability and are generally measured at fair value using valuation models that require more judgment. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency of the asset, liability or market and the nature of the asset or liability. The Company has categorized its assets and liabilities measured at fair value into a three-level hierarchy in accordance with this guidance. See Note 4 for further discussion regarding the Company’s measurement of assets and liabilities at fair value.

Inventories

Inventories consist of devices and accessories not yet placed into service and units designated for the replacement of damaged customer devices, and are stated at the lower of cost or market using the average cost method.

Property and Equipment

Property and equipment are initially recorded at cost. Additions and improvements are capitalized, while expenditures that do not enhance the asset or extend its useful life are charged to operating expenses as incurred. Depreciation is applied using the straight-line method over the estimated useful lives of the assets once the assets are placed in service.

The following table summarizes the depreciable lives for property and equipment (in years):

Depreciable
Life

Network equipment:
Switches	10
Switch power equipment	15
Cell site equipment and site improvements	7
Towers	15
Antennae	5
Computer hardware and software	3-5
Furniture, fixtures, retail and office equipment	3-7

The Company’s network construction expenditures are recorded as construction-in-progress until the network or other asset is placed in service, at which time the asset is transferred to the appropriate property or equipment category and depreciation commences. The Company capitalizes salaries and related costs of engineering and technical operations employees as components of construction-in-progress during the construction period to the extent time and expense are attributed to the construction effort. The Company also capitalizes certain telecommunications and other related costs as construction-in-progress during the construction period to the extent they are incremental and directly related to the network under construction. In addition, interest is capitalized on the carrying values of both wireless licenses and equipment during the construction period and is depreciated over an estimated useful life of ten years. During the year ended December 31, 2010 and 2009 the Company capitalized  $0 and  $20.8 million in interest, respectively, to property and equipment.

In accordance with the authoritative guidance for accounting for costs of computer software developed or obtained for internal use, certain costs related to the development of internal use software are capitalized and amortized over the estimated useful life of the software. During the years ended December 31, 2010 and 2009, the Company capitalized internal use software costs of  $114.5 million and  $69.1 million, respectively, to property and equipment, and amortized internal use software costs of  $32.8 million and  $21.3 million, respectively.

Property and equipment to be disposed of by sale is not depreciated and is carried at the lower of carrying value or fair value less costs to sell. No property and equipment was classified as assets held for sale as of December 31, 2010 or 2009.

Impairment of Long-Lived Assets

The Company assesses potential impairments to its long-lived assets, including property and equipment and certain intangible assets, when there is evidence that events or changes in circumstances indicate that the carrying value may not be recoverable. An impairment loss may be required to be recognized when the undiscounted cash flows expected to be generated by a long-lived asset (or group of such assets) is less than its carrying value. Any required impairment loss would be measured as the amount by which the asset’s carrying value exceeds its fair value and would be recorded as a reduction in the carrying value of the related asset and charged to results of operations.

As a result of the sustained decrease in its market capitalization, and in conjunction with the annual assessment of its goodwill, the Company tested its long-lived assets for potential impairment during the third quarter of 2010. As the Company’s long-lived assets do not have identifiable cash flows that are largely independent of other asset groupings, the Company completed this assessment at the enterprise level. As required by the authoritative guidance for impairment testing, the Company compared its total estimated undiscounted future cash flows to the carrying value of its long-lived and indefinite-lived assets at September 30, 2010. Under this analysis, the Company’s total estimated undiscounted future cash flows were determined to have exceeded the total carrying value of the Company’s long-lived and indefinite-lived assets. If the Company’s total estimated undiscounted future cash flows calculated in this analysis were 10% less than those determined, they would continue to exceed the total carrying value of the Company’s long-lived and indefinite-lived assets. The Company estimated its future cash flows based on projections regarding its future operating performance, including projected customer growth, customer churn, average monthly revenue per customer and costs per gross additional customer. If the Company’s actual results were to materially differ from those projected, that difference could have a significant adverse effect on the Company’s estimated undiscounted future cash flows and could ultimately result in an impairment of its long-lived assets.

In connection with the analysis described above, the Company evaluated certain network design, site acquisition and capitalized interest costs relating to the expansion of its network which had been accumulated in construction-in-progress. In August 2010, the Company entered into a wholesale agreement which permits the Company to offer Cricket wireless services outside of its current network footprint. The Company believes that this agreement will allow it to strengthen and expand its distribution and provides it with greater flexibility with respect to its network expansion plans. As a result, the Company determined to spend an increased portion of its planned capital expenditures on the future deployment of next-generation LTE technology and to defer its previously planned network expansion activities. As a result of these developments, the costs previously accumulated in construction-in-progress were determined to be impaired and the Company recorded an impairment charge of  $46.5 million during the third quarter of 2010.

The Company evaluated whether any triggering events or changes in circumstances occurred that would indicate an impairment condition may have existed subsequent to its 2010 annual impairment test of long-lived assets. This evaluation included consideration of whether there had been any significant adverse change in legal factors or in the Company’s business climate, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel or likely sale or disposal of all or a significant portion of an asset group. Based upon this evaluation, the Company concluded that no triggering events or changes in circumstances had occurred.

Wireless Licenses

The Company operates networks under Personal Communications Services (“PCS”) and Advanced Wireless Services (“AWS”) wireless licenses granted by the FCC that are specific to a particular geographic area on spectrum that has been allocated by the FCC for such services. Wireless licenses are recorded at cost when acquired and are not amortized. Although FCC licenses are issued with a stated term (ten years in the case of PCS licenses and fifteen years in the case of AWS licenses), wireless licenses are considered to be indefinite-lived intangible assets because the Company expects to provide wireless service using the relevant licenses for the foreseeable future, PCS and AWS licenses are routinely renewed for either no or a nominal fee and management has determined that no legal, regulatory, contractual, competitive, economic or other factors currently exist that limit the useful lives of the Company’s or Savary Island’s PCS and AWS licenses. The Company also tests its wireless licenses for impairment on an annual basis in accordance with the authoritative guidance for goodwill and other intangible assets. Refer to Note 6 for further discussion regarding the Company’s impairment evaluation of wireless licenses. On a quarterly basis, the Company evaluates the remaining useful lives of its indefinite-lived wireless licenses to determine whether events and circumstances, such as legal, regulatory, contractual, competitive, economic or other factors, continue to support an indefinite useful life.

Goodwill

The Company records the excess of the purchase price over the fair value of net assets acquired in a business combination as goodwill. However, as of December 31, 2009, goodwill primarily represented the excess of the Company’s reorganization value over the fair value of identified tangible and intangible assets recorded in connection with fresh-start reporting as of July 31, 2004. As of December 31, 2010, goodwill of  $31.1 million represented the excess of the purchase price over the fair values of the assets acquired (net of liabilities assumed, including the related deferred tax effects) by STX Wireless in connection with the formation of the joint venture. Refer to Note 7 for further discussion of the Company’s purchase price allocation and determination of goodwill. Goodwill is tested for impairment annually as well as when an event or change in circumstance indicates an impairment may have occurred. In addition, on a quarterly basis, the Company evaluates the triggering event criteria outlined in the authoritative guidance for the impairment or disposal of long-lived assets to determine whether events or changes in circumstances indicate that an impairment condition may exist. Refer to Note 6 for further discussion regarding the Company’s goodwill impairment evaluation.

Other Intangible Assets

The Company’s other intangible assets consist of trademarks and customer relationships. The Company’s trademarks were recorded upon adoption of fresh-start reporting and are being amortized on a straight-line basis over their estimated useful lives of fourteen years. Customer relationships acquired in connection with the Company’s acquisition of Hargray Wireless, LLC (“Hargray Wireless”) in 2008 and the formation of the STX Wireless joint venture in the fourth quarter of 2010 are amortized on an accelerated basis over a useful life of up to four years. The Company assesses potential impairments to its other intangible assets, when there is evidence that events or changes in circumstances indicate that the carrying value may not be recoverable. An impairment loss may be required to be recognized when the undiscounted cash flows expected to be generated by the intangible asset is less than its carrying value. Any required impairment loss would be measured as the amount by which the asset’s carrying value exceeds its fair value and would be recorded as a reduction in the carrying value of the related asset and charged to results of operations. Amortization expense for other intangible assets for the years ended December 31, 2010, 2009 and 2008 was  $10.1 million,  $5.3 million and  $23.6 million, respectively. Estimated amortization expense for other intangible assets is  $23.4 million for 2011,  $16.8 million for 2012,  $10.6 million for 2013,  $4.2 million for 2014,  $2.6 million for 2015, and  $4.2 million thereafter.

Investments in Other Entities

The Company uses the equity method to account for investments in common stock of corporations in which it has a voting interest of between 20% and 50% or in which the Company otherwise has the ability to exercise significant influence, and for investments in limited liability companies that maintain specific ownership accounts in which it has more than a minor but not greater than a 50% ownership interest. Under the equity method, the investment is originally recorded at cost and is adjusted to recognize the Company’s share of net earnings or losses of the investee. The Company’s ownership interest in equity method investees ranges from approximately 6% to 20% of outstanding membership units. The carrying value of the Company’s investments in its equity method investees was  $26.7 million and  $21.3 million as of December 31, 2010 and 2009, respectively. During the years ended December 31, 2010, 2009 and 2008, the Company’s share of earnings in its equity method investees (net of its share of their losses) was  $1.9 million,  $3.9 million and a loss of  $0.3 million, respectively.

The Company regularly monitors and evaluates the realizable value of its investments. When assessing an investment for an other-than-temporary decline in value, the Company considers such factors as, among other things, the performance of the investee in relation to its business plan, the investee’s revenue and cost trends, liquidity and cash position, market acceptance of the investee’s products or services, any significant news that has been released regarding the investee and the outlook for the overall industry in which the investee operates. If events and circumstances indicate that a decline in the value of these assets has occurred and is other-than-temporary, the Company records a reduction to the carrying value of its investment and a corresponding charge to the consolidated statements of operations.

Concentrations

The Company generally relies on one key vendor for billing services, a limited number of vendors for device logistics, a limited number of vendors for its voice and data communications transport services and a limited number of vendors for payment processing services. Loss or disruption of these services could materially adversely affect the Company’s business.

The networks the Company operates do not, by themselves, provide national coverage and it must pay fees to other carriers who provide roaming or wholesale services to the Company. The Company currently relies on roaming agreements with several carriers for the majority of its voice services and generally on one key carrier for its data roaming services. The Company has also entered into a wholesale agreement which permits the Company to offer Cricket wireless services outside of its current network footprint. If the Company were unable to obtain or maintain cost-effective roaming or wholesale services for its customers in geographically desirable service areas, the Company’s competitive position, business, financial condition and results of operations could be materially adversely affected.

Operating Leases

Rent expense is recognized on a straight-line basis over the initial lease term and those renewal periods that are reasonably assured as determined at lease inception. The difference between rent expense and rent paid is recorded as deferred rent and is included in other long-term liabilities in the consolidated balance sheets. Rent expense totaled  $252.5 million,  $234.8 million and  $179.9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Asset Retirement Obligations

The Company recognizes an asset retirement obligation and an associated asset retirement cost when it has a legal obligation in connection with the retirement of tangible long-lived assets. These obligations arise from certain of the Company’s leases and relate primarily to the cost of removing its equipment from such lease sites and restoring the sites to their original condition. When the liability is initially recorded, the Company capitalizes the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset. The liability is initially recorded at its present value and is accreted to its then present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Accretion expense is recorded in cost of service in the consolidated statements of operations. Upon settlement of the obligation, any difference between the cost to retire the asset and the liability recorded is recognized in operating expenses in the consolidated statements of operations.

The following table summarizes the Company’s asset retirement obligations as of and for the years ended December 31, 2010 and 2009 (in thousands):

	Year Ended
	December 31,
	2010	2009

Asset retirement obligations, beginning of year	$25,749	$16,997
Liabilities incurred	270	7,434
Liabilities assumed by STX Wireless in connection with the formation of the joint venture	3,272	—
Accretion expense	2,503	1,888
Decommissioned sites	(131)	(570)

Asset retirement obligations, end of year	$31,663	$25,749

Debt Issuance Costs

Debt issuance costs are amortized and recognized as interest expense using the effective interest method over the expected term of the related debt. Unamortized debt issuance costs related to extinguished debt are expensed at the time the debt is extinguished and recorded in loss on extinguishment of debt in the consolidated statements of operations. Unamortized debt issuance costs are recorded in other assets or as a reduction of the respective debt balance, as applicable, in the consolidated balance sheets.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs totaled  $137.6 million,  $151.2 million and  $101.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Share-based Compensation

The Company accounts for share-based awards exchanged for employee services in accordance with the authoritative guidance for share-based payments. Under the guidance, share-based compensation expense is measured at the grant date, based on the estimated fair value of the award, and is recognized as expense, net of estimated forfeitures, over the employee’s requisite service period. Compensation expense is amortized on a straight-line basis over the requisite service period for the entire award, which is generally the maximum vesting period of the award. No share-based compensation was capitalized as part of inventory or fixed assets prior to or during 2010.

Income Taxes

The Company calculates income taxes in each of the jurisdictions in which it operates. This process involves calculating the current tax expense or benefit and any deferred income tax expense or benefit resulting from temporary differences arising from differing treatments of items for tax and accounting purposes. These temporary differences result in deferred tax assets and liabilities. Deferred tax assets are also established for the expected future tax benefits to be derived from net operating loss (“NOL”) carryforwards, capital loss carryforwards and income tax credits.

The Company periodically assesses the likelihood that its deferred tax assets will be recoverable from future taxable income. To the extent the Company believes it is more likely than not that its deferred tax assets will not be recovered, it must establish a valuation allowance. As part of this periodic assessment for the year ended December 31, 2010, the Company weighed the positive and negative factors and, at this time, does not believe there is sufficient positive evidence to support a conclusion that it is more likely than not that all or a portion of its deferred tax assets will be realized, except with respect to the realization of a  $2.0 million Texas Margins Tax (“TMT”) credit. Accordingly, at December 31, 2010 and 2009, the Company recorded a valuation allowance offsetting substantially all of its deferred tax assets. The Company will continue to monitor the positive and negative factors to assess whether it is required to continue to maintain a valuation allowance. At such time as the Company determines that it is more likely than not that all or a portion of the deferred tax assets are realizable, the valuation allowance will be reduced or released in its entirety, with the corresponding benefit reflected in the Company’s tax provision. Deferred tax liabilities associated with wireless licenses and investments in certain joint ventures cannot be considered a source of taxable income to support the realization of deferred tax assets because these deferred tax liabilities will not reverse until some indefinite future period when these assets are either sold or impaired for book purposes.

The Company has substantial federal and state NOLs for income tax purposes. Subject to certain requirements, the Company may “carry forward” its federal NOLs for up to 20 years to offset future taxable income and reduce its income tax liability. For state income tax purposes, the NOL carryforward period ranges from five to 20 years. As of December 31, 2010, the Company had federal and state NOLs of approximately  $2.1 billion, which begin to expire in 2022 for federal income tax purposes and of which  $0.3 million will expire at the end of 2011 for state income tax purposes. While these NOL carryforwards have a potential to be used to offset future ordinary taxable income and reduce future cash tax liabilities by approximately  $800 million, the Company’s ability to utilize these NOLs will depend upon the availability of future taxable income during the carryforward period and, as such, there is no assurance the Company will be able to realize such tax savings.

The Company’s ability to utilize NOLs could be further limited if it were to experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code and similar state provisions. In general terms, a change in ownership can occur whenever there is a collective shift in the ownership of a company by more than 50 percentage points by one or more “5% stockholders” within a three-year period. The occurrence of such a change generally limits the amount of NOL carryforwards a company could utilize in a given year to the aggregate fair market value of the company’s common stock immediately prior to the ownership change, multiplied by the long-term tax-exempt interest rate in effect for the month of the ownership change.

The determination of whether an ownership change has occurred for purposes of Section 382 is complex and requires significant judgment. The occurrence of such an ownership change would accelerate cash tax payments the Company would be required to make and likely result in a substantial portion of its NOLs expiring before the Company could fully utilize them. As a result, any restriction on the Company’s ability to utilize these NOL carryforwards could have a material adverse impact on its business, financial condition and future cash flows.

On September 13, 2010, the Company’s board of directors adopted a Tax Benefit Preservation Plan to help deter acquisitions of Leap common stock that could result in an ownership change under Section 382 and thus help preserve the Company’s ability to use its NOL carryforwards. The Tax Benefit Preservation Plan is designed to deter acquisitions of Leap common stock that would result in a stockholder owning 4.99% or more of Leap common stock (as calculated under Section 382), or any existing holder of 4.99% or more of Leap common stock acquiring additional shares, by substantially diluting the ownership interest of any such stockholder unless the stockholder obtains an exemption from the Company’s board of directors.

None of the Company’s NOL carryforwards are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Any carryforwards that expire prior to utilization as a result of a Section 382 limitation will be removed from deferred tax assets with a corresponding reduction to valuation allowance. Since the Company currently maintains a full valuation allowance against its federal and state NOL carryforwards, it is not expected that any possible limitation would have a current impact on its results of operations.

The Company’s unrecognized income tax benefits and uncertain tax positions, as well as any associated interest and penalties, are recorded through income tax expense; however, such amounts have not been significant in any period. All of the Company’s tax years from 1998 to 2010 remain open to examination by federal and state taxing authorities. In July 2009, the federal examination of the Company’s 2005 tax year, which was limited in scope, was concluded and the results did not have a material impact on the consolidated financial statements.

Basic and Diluted Earnings (Loss) Per Share

Basic earnings (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing net income available to common stockholders by the sum of the weighted-average number of common shares outstanding during the period and the weighted-average number of dilutive common share equivalents outstanding during the period, using the treasury stock method and the if-converted method, where applicable. Dilutive common share equivalents are comprised of stock options, restricted stock awards, employee stock purchase rights and convertible senior notes. Since the Company incurred losses for the years ended December 31, 2010, 2009 and 2008, 9.4 million, 9.3 million and 9.1 million common share equivalents were excluded in the computation of diluted loss per share for those periods, respectively.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements

Note 4.	Fair Value Measurements

The Company has categorized its assets and liabilities measured at fair value into a three-level hierarchy in accordance with the authoritative guidance for fair value measurements. Assets and liabilities measured at fair value using quoted prices in active markets for identical assets or liabilities are generally categorized as Level 1; assets and liabilities measured at fair value using observable market-based inputs or unobservable inputs that are corroborated by market data for similar assets or liabilities are generally categorized as Level 2; and assets and liabilities measured at fair value using unobservable inputs that cannot be corroborated by market data are generally categorized as Level 3. Assets and liabilities presented at fair value in the Company’s consolidated balance sheets are generally categorized as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. The Company did not have any Level 1 assets or liabilities as of December 31, 2010 or 2009.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. The Company’s Level 2 assets as of December 31, 2010 and 2009 included its cash equivalents, its short-term investments in obligations of the U.S. government and government agencies and a majority of its short-term investments in commercial paper.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Such assets and liabilities may have values determined using pricing models, discounted cash flow methodologies, or similar techniques, and include instruments for which the determination of fair value requires significant management judgment or estimation. The Company’s Level 3 asset as of December 31, 2009 was a short-term investment in asset-backed commercial paper. The Company did not have any Level 3 assets or liabilities as of December 31, 2010.

The following tables set forth by level within the fair value hierarchy the Company’s assets and liabilities that were recorded at fair value as of December 31, 2010 and 2009 (in thousands). As required by the guidance for fair value measurements, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Thus, assets and liabilities categorized as Level 3 may be measured at fair value using inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Management’s assessment of the significance of a particular input to the fair value measurement requires judgment, which may affect the valuation of assets and liabilities and their placement within the fair value hierarchy levels.

	At Fair Value as of December 31, 2010
	Level 1	Level 2	Level 3	Total

Assets:
Money market funds	$—	$168,831	$—	$168,831
Commercial paper	—	17,494	—	17,494
U.S. government or government agency securities	—	108,364	—	108,364

Total	$—	$294,689	$—	$294,689

	At Fair Value as of December 31, 2009
	Level 1	Level 2	Level 3	Total

Assets:
Money market funds	$—	$70,393	$—	$70,393
Commercial paper	—	108,952	—	108,952
Asset-backed commercial paper	—	—	2,731	2,731
U.S. government or government agency securities	—	350,435	—	350,435

Total	$—	$529,780	$2,731	$532,511

Assets in the tables above are reported on the consolidated balance sheets as components of cash and cash equivalents, short-term investments, restricted cash, cash equivalents and short-term investments and other assets.

The following table provides a summary of the changes in the fair value of the Company’s Level 3 assets (in thousands).

	Year Ended
	December 31,
	2010	2009

Beginning balance, January 1	$2,731	$1,250
Total gains (losses):
Included in net loss	$3,341	$667
Included in comprehensive income (loss)	(1,680)	1,680
Purchases and (sales):
Purchases	—	—
Sales	(4,392)	(866)
Transfers in (out) of Level 3	—	—

Ending balance, December 31	$—	$2,731

Unrealized gains (losses) are presented in accumulated other comprehensive income (loss) within stockholder’s equity in the consolidated balance sheets. Realized gains (losses) are presented in other income (expense), net in the consolidated statements of operations.

Cash Equivalents and Short-Term Investments

As of December 31, 2010 and 2009, all of the Company’s short-term investments were debt securities with contractual maturities of less than one year and were classified as available-for-sale. The fair value of the Company’s cash equivalents, short-term investments in obligations of the U.S. government and government agencies and a majority of its short-term investments in commercial paper is determined using observable market-based inputs for similar assets, which primarily include yield curves and time-to-maturity factors. Such investments are therefore considered to be Level 2 items. The fair value of the Company’s investment in asset-backed commercial paper prior to its complete sale in the second quarter of 2010 was determined using primarily unobservable inputs that could not be corroborated by market data, primarily consisting of indicative bids from potential purchasers, and was therefore considered to be a Level 3 item.

Available-for-sale securities were comprised as follows as of December 31, 2010 and 2009 (in thousands):

	As of December 31, 2010
	Cost	Fair Value

Money market funds	$168,831	$168,831
Commercial paper	17,494	17,494
U.S. government or government agency securities	108,364	108,364

	$294,689	$294,689

	As of December 31, 2009
	Cost	Fair Value

Money market funds	$70,393	$70,393
Commercial paper	108,955	108,952
Asset-backed commercial paper	1,051	2,731
U.S. government or government agency securities	350,402	350,435

	$530,801	$532,511

Long-Term Debt

The Company continues to report its long-term debt obligations at amortized cost; however, for disclosure purposes, the Company is required to measure the fair value of outstanding debt on a recurring basis. The fair value of the Company’s outstanding long-term debt is determined primarily by using quoted prices in active markets and was  $2,876.8 million and  $2,715.7 million as of December 31, 2010 and 2009, respectively.

Assets Measured at Fair Value on a Nonrecurring Basis

The table below summarizes the non-financial assets that were measured and recorded at fair value on a non-recurring basis as of December 31, 2010 and the losses recorded during the year ended December 31, 2010 on those assets (in thousands):

	At Fair Value as of December 31, 2010
	Level 1	Level 2	Level 3	Losses

Assets:
Goodwill	$—	$—	$—	$430,101
Property and equipment	—	—	—	46,460
Wireless licenses	—	—	147,768	766

Total	$—	$—	$147,768	$477,327

As discussed in Notes 3 and 6, the Company recorded charges for the impairment of goodwill, certain long-lived assets and certain non-operating wireless licenses as a result of its 2010 annual impairment test. The fair values of these assets were determined using Level 3 inputs and the valuation techniques discussed therein.

Supplementary Financial Information	12 Months Ended
Dec. 31, 2010
Supplementary Financial Information [Abstract]
Supplementary Financial Information

Note 5.	Supplementary Financial Information

Supplementary Balance Sheet Information (in thousands):

	As of December 31,
	2010	2009

Other current assets:
Accounts receivable, net(1):	$50,750	$43,216
Prepaid expenses	27,493	21,109
Other	12,767	18,505

	$91,010	$82,830

Property and equipment, net(2):
Network equipment	$3,095,793	$2,848,952
Computer hardware and software	342,972	246,546
Construction-in-progress	146,973	177,078
Other	108,273	101,616

	3,694,011	3,374,192
Accumulated depreciation	(1,657,366)	(1,253,098)

	$2,036,645	$2,121,094

Intangible assets, net:
Customer relationships	$57,782	$7,347
Trademarks	37,000	37,000

	94,782	44,347
Accumulated amortization of customer relationships	(12,980)	(5,496)
Accumulated amortization of trademarks	(16,959)	(14,316)

	$64,843	$24,535

Accounts payable and accrued liabilities:
Trade accounts payable	$205,824	$180,711
Accrued payroll and related benefits	55,290	47,651
Other accrued liabilities	85,755	82,024

	$346,869	$310,386

Other current liabilities:
Deferred service revenue(3)	$101,343	$88,163
Deferred equipment revenue(4)	26,564	28,218
Accrued sales, telecommunications, property and other taxes payable	44,942	33,712
Accrued interest	40,804	47,101
Other	7,424	5,213

	$221,077	$202,407

(1)	Accounts receivable, consists primarily of amounts billed to third-party dealers for devices and accessories and amounts due from service providers related to interconnect and roaming agreements, net of an allowance for doubtful accounts.

(2)	As of December 31, 2010 and 2009, approximately $8.5 million of assets were held by the Company under capital lease arrangements. Accumulated amortization relating to these assets totaled $4.0 million and $3.8 million as of December 31, 2010 and 2009, respectively.

(3)	Deferred service revenue consists primarily of cash received from customers in advance of their service period.

(4)	Deferred equipment revenue relates to devices sold to third-party dealers.

Supplementary Cash Flow Information (in thousands):

	December 31,
	2010	2009	2008

Cash paid for interest	$(244,123)	$(223,343)	$(178,880)
Cash paid for income taxes	$(2,810)	$(1,950)	$(1,914)
Supplementary disclosure of non-cash investing activities:
Contribution of wireless licenses	$2,381	$—	$—
Consideration provided for the acquisition of Pocket’s business	$(99,894)	$—	$—
Supplementary disclosure of non-cash financing activities:
Note assumed as consideration for purchase of remaining interest in Denali	$45,500	$—	$—

Goodwill and Wireless Licenses	12 Months Ended
Dec. 31, 2010
Goodwill and Wireless Licenses [Abstract]
Goodwill and Wireless Licenses

Note 6.	Goodwill and Wireless Licenses

Goodwill

As of December 31, 2010, goodwill of  $31.1 million represented the excess of the purchase price over the fair value of the assets acquired (net of liabilities assumed, including the related deferred tax effects), in the formation of STX Wireless. As of December 31, 2009, goodwill primarily represented the excess of the Company’s reorganization value over the fair value of identified tangible and intangible assets recorded in connection with fresh-start reporting as of July 31, 2004. The following table summarizes the changes in the carrying amount of the Company’s goodwill as of and for the years ended December 31, 2010 and 2009 (in thousands):

	Year Ended December 31,
	2010	2009

Beginning balance, January 1	$430,101	$430,101
Goodwill impairment charge	(430,101)	—
Goodwill acquired	31,094	—

Ending balance, December 31	$31,094	$430,101

During the third quarter of each year, the Company assesses its goodwill for impairment at the reporting unit level by applying a fair value test. This fair value test involves a two-step process. The first step is to compare the carrying value of the Company’s net assets to its fair value. If the fair value is determined to be less than carrying value, a second step is performed to measure the amount of the impairment, if any.

In connection with its annual impairment test, the Company bases its determination of fair value primarily upon its average market capitalization for the month of August, plus a control premium. Average market capitalization is calculated based upon the average number of shares of Leap common stock outstanding during such month and the average closing price of Leap common stock during such month. The Company considered the month of August to be an appropriate period over which to measure average market capitalization in 2010 because trading prices during that period reflected market reaction to the Company’s most recently announced financial and operating results, announced early in the month of August.

In conducting the annual impairment test during the third quarter of 2010, the Company applied a control premium of 30% to its average market capitalization. The Company believes that consideration of a control premium is customary in determining fair value and is contemplated by the applicable accounting guidance. The Company believes that its consideration of a control premium was appropriate because it believes that its market capitalization does not fully capture the fair value of its business as a whole or the additional amount an assumed purchaser would pay to obtain a controlling interest in the Company. The Company determined the amount of the control premium as part of its third quarter 2010 impairment testing based upon its relevant transactional experience, a review of recent comparable telecommunications transactions and an assessment of market, economic and other factors. Depending on the circumstances, the actual amount of any control premium realized in any transaction involving the Company could be higher or lower than the control premium that the Company applied.

The carrying value of the Company’s goodwill was  $430.1 million as of August 31, 2010. As of August 31, 2010, the carrying value of the Company’s net assets exceeded the Company’s fair value, determined based upon its average market capitalization during the month of August 2010 and applying a control premium of 30%. As a result, the Company performed the second step of the assessment to measure the amount of any impairment. Under step two of the assessment, the Company performed a hypothetical purchase price allocation as if the Company were being acquired in a business combination and estimated the fair value of the Company’s identifiable assets and liabilities. This determination required the Company to make significant estimates and assumptions regarding the fair value of both its recorded and unrecorded assets and liabilities, such as its customer relationships, wireless licenses and property and equipment. This step of the assessment indicated that the implied fair value of the Company’s goodwill was zero, as the fair value of the Company’s identifiable assets (net of liabilities) as of August 31, 2010 exceeded the fair value of the Company. As a result, the Company recorded a non-cash impairment charge of  $430.1 million in the third quarter of 2010, reducing the carrying amount of its goodwill to zero.

As discussed in Note 7, on October 1, 2010, the Company and Pocket contributed substantially all of their respective wireless spectrum and operating assets in the South Texas region to a new joint venture, STX Wireless, which is controlled and managed by Cricket. The excess purchase price over the fair value of the net assets acquired was  $31.1 million and was allocated to goodwill in the Company’s consolidated balance sheet at December 31, 2010.

As of December 31, 2010, the Company evaluated whether any triggering events or changes in circumstances had occurred subsequent to its annual impairment test conducted in the third quarter of 2010. As part of this evaluation, the Company considered additional qualitative factors, including whether there had been any significant adverse changes in legal factors or in its business climate, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel or likely sale or disposal of all or a significant portion of its reporting unit. Based on this evaluation, the Company concluded that there had not been any triggering events or changes in circumstances that indicated an impairment condition existed as of December 31, 2010. Had the Company concluded that a triggering event had occurred as of such date, the first step of the goodwill impairment test would have resulted in a determination that the fair value of the Company (based upon its market capitalization, plus a control premium) exceeded the carrying value of its net assets, and thus would not have required any further impairment evaluation.

If competition in markets in which the Company operates continues to intensify, or if the competition or other factors cause significant changes in its actual or projected financial or operating performance, such factors could constitute a triggering event which would require the Company to perform an interim goodwill impairment test prior to its next annual impairment test, possibly as soon as the first quarter of 2011. If the first step of the interim impairment test were to indicate that a potential impairment existed, the Company would be required to perform the second step of the goodwill impairment test, which would require management to determine the fair value of its net assets and could require the Company to recognize a material non-cash impairment charge that could reduce all or a portion of the carrying value of its goodwill of  $31.1 million.

Wireless Licenses

The Company operates networks under PCS and AWS wireless licenses granted by the FCC that are specific to a particular geographic area on spectrum that has been allocated by the FCC for such services. Wireless licenses are initially recorded at cost and are not amortized. Although FCC licenses are issued with a stated term (ten years in the case of PCS licenses and fifteen years in the case of AWS licenses), wireless licenses are considered to be indefinite-lived intangible assets because the Company expects to provide wireless service using the relevant licenses for the foreseeable future, PCS and AWS licenses are routinely renewed for either no or a nominal fee and management has determined that no legal, regulatory, contractual, competitive, economic or other factors currently exist that limit the useful lives of the Company’s and Savary Island’s PCS and AWS licenses. On a quarterly basis, the Company evaluates the remaining useful lives of its indefinite-lived wireless licenses to determine whether events and circumstances, such as legal, regulatory, contractual, competitive, economic or other factors, continue to support an indefinite useful life. If a wireless license is subsequently determined to have a finite useful life, the Company would first test the wireless license for impairment and the wireless license would then be amortized prospectively over its estimated remaining useful life. In addition, on a quarterly basis, the Company evaluates the triggering event criteria outlined in the authoritative guidance for the impairment or disposal of long-lived assets to determine whether events or changes in circumstances indicate that an impairment condition may exist. In addition to these quarterly evaluations, the Company also tests its wireless licenses for impairment on an annual basis in accordance with the authoritative guidance for goodwill and other intangible assets. As of December 31, 2010 and 2009, the carrying value of the Company’s and Savary Island’s wireless licenses was  $2.0 billion and  $1.9 billion, respectively. Wireless licenses to be disposed of by sale are carried at the lower of their carrying value or fair value less costs to sell. As of December 31 2009, wireless licenses with a carrying value of  $2.4 million were classified as assets held for sale, respectively, as more fully described in Note 7.

Portions of the AWS spectrum that the Company was awarded in Auction #66 were subject to use by U.S. federal government and/or incumbent commercial licensees. FCC rules require winning bidders to avoid interfering with these existing users or to clear the incumbent users from the spectrum through specified relocation procedures. In connection with the launch of new markets over the past two years, the Company worked with several incumbent government and commercial licensees to clear AWS spectrum. The Company’s spectrum clearing costs have been capitalized to wireless licenses as incurred. During the years ended December 31, 2010 and 2009, the Company incurred approximately  $3.8 million and  $8.2 million, respectively, in spectrum clearing costs.

For purposes of testing impairment, the Company’s wireless licenses in its operating markets are combined into a single unit of account because management believes that utilizing these wireless licenses as a group represents the highest and best use of the assets, and the value of the wireless licenses would not be significantly impacted by a sale of one or a portion of the wireless licenses, among other factors. The Company’s and Savary Island’s non-operating licenses are tested for impairment on an individual basis because these licenses are not functioning as part of a group with licenses in the Company’s operating markets. As of December 31, 2010, the carrying values of the Company’s and Savary Island’s operating and non-operating wireless licenses were  $1,804.0 million and  $164.1 million, respectively. An impairment loss would be recognized on the Company’s and Savary Island’s operating wireless licenses when the aggregate fair value of the wireless licenses is less than their aggregate carrying value and is measured as the amount by which the licenses’ aggregate carrying value exceeds their aggregate fair value. An impairment loss would be recognized on the Company’s and Savary Island’s non-operating wireless licenses when the fair value of a wireless license is less than its carrying value and is measured as the amount by which the license’s carrying value exceeds its fair value. Any required impairment loss would be recorded as a reduction in the carrying value of the relevant wireless license and charged to results of operations. As a result of the annual impairment test of wireless licenses, the Company recorded an impairment charge of  $0.8 million,  $0.6 million and  $0.2 million during the years ended December 31, 2010, 2009 and 2008, respectively, to reduce the carrying values of certain non-operating wireless licenses to their estimated fair values. As more fully described below, the fair value of these non-operating wireless licenses was determined using Level 3 inputs in accordance with the authoritative guidance for fair value measurements.

The valuation method the Company uses to determine the fair value of its wireless licenses is the market approach. Under this method, the Company determines fair value by comparing its wireless licenses to sales prices of other wireless licenses of similar size and type that have been recently sold through government auctions and private transactions. As part of this market-level analysis, the fair value of each wireless license is evaluated and adjusted for developments or changes in legal, regulatory and technical matters, and for demographic and economic factors, such as population size, composition, growth rate and density, household and disposable income, and composition and concentration of the market’s workforce in industry sectors identified as wireless-centric (e.g., real estate, transportation, professional services, agribusiness, finance and insurance).

As more fully described above, the most significant factor used to determine the fair value of the Company’s wireless licenses is comparable sales transactions. Other factors used in determining fair value include developments or changes in legal, regulatory and technical matters as well as demographic and economic factors. Changes in comparable sales prices would generally result in a corresponding change in fair value. For example, a 10% decline in comparable sales prices would generally result in a 10% decline in fair value. However, a decline in comparable sales would likely require further adjustment to fair value to capture more recent macro-economic changes and changes in the demographic and economic characteristics unique to the Company’s wireless licenses, such as population size, composition, growth rate and density, household and disposable income, and the extent of the wireless-centric workforce in the markets covered by the Company’s wireless licenses. Spectrum auctions and comparable sales transactions in recent periods have resulted in modest increases to the aggregate fair value of the Company’s and Savary Island’s wireless licenses as increases in fair value in larger markets were slightly offset by decreases in fair value in markets with lower population densities. In addition, favorable developments in technical matters such as spectrum clearing and device availability have positively impacted the fair value of a significant portion of their wireless licenses. Partially offsetting these increases in value were demographic and economic-related adjustments that were required to capture current economic developments. These demographic and economic factors resulted in a decline in fair value for certain of the Company’s and Savary Island’s wireless licenses.

As a result of the valuation analysis discussed above, the fair value of the Company’s wireless licenses determined in the 2010 annual impairment test increased by approximately 13% from the annual impairment test performed in 2009 (as adjusted to reflect the effects of the Company’s acquisitions and dispositions of wireless licenses during the period). As of the Company’s 2010 annual impairment test, the fair value of the Company’s and Savary Island’s wireless licenses significantly exceeded their carrying value. The aggregate fair value of the Company’s and Savary Island’s individual wireless licenses was  $2,734.7 million, which when compared to their respective aggregate carrying value of  $1,920.0 million, yielded significant excess value.

In connection with the Company’s 2010 annual impairment test, the aggregate fair value and carrying value of the Company’s and Savary Island’s individual operating wireless licenses were  $2,518.2 million and  $1,772.2 million, respectively. If the fair value of the Company’s and Savary Island’s operating wireless licenses had declined by 10% in such impairment test, it would not have recognized any impairment loss. In connection with 2010 annual impairment test, the aggregate fair value and carrying value of the Company’s and Savary Island’s individual non-operating wireless licenses were  $216.5 million and  $147.8 million, respectively. If the fair value of the Company’s and Savary Island’s non-operating wireless licenses had each declined by 10%, the Company would have recognized an impairment loss of approximately  $1.0 million.

The Company evaluated whether any triggering events or changes in circumstances occurred subsequent to the 2010 annual impairment test of its wireless licenses which indicate that an impairment condition may exist. This evaluation included consideration of whether there had been any significant adverse change in legal factors or in the Company’s business climate, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel or likely sale or disposal of all or a significant portion of an asset group. Based upon this evaluation, the Company concluded that no triggering events or changes in circumstances had occurred.

Significant Acquisitions and Other Agreements	12 Months Ended
Dec. 31, 2010
Significant Acquisitions and Other Agreements [Abstract]
Significant Acquisitions and Other Agreements

Note 7.	Significant Acquisitions and Other Agreements

STX Wireless Joint Venture

Cricket service is offered in South Texas by its joint venture STX Operations. Cricket controls STX Operations through a 75.75% controlling membership interest in its parent company STX Wireless. On October 1, 2010, the Company and Pocket contributed substantially all of their respective wireless spectrum and operating assets in the South Texas region to STX Wireless to create a joint venture to provide Cricket service in the South Texas region. In exchange for such contributions, Cricket received a 75.75% controlling membership interest in STX Wireless and Pocket received a 24.25% non-controlling membership interest. Additionally, in connection with the transaction, the Company made payments to Pocket of approximately  $40.7 million in cash.

The joint venture strengthens the Company’s presence and competitive positioning in the South Texas region. Commencing October 1, 2010, STX Operations began providing Cricket service to approximately 700,000 customers, of which approximately 323,000 were contributed by Pocket, with a network footprint covering approximately 4.4 million POPs.

The Company accounted for the acquisition of Pocket’s business as a business purchase combination in accordance with the authoritative guidance for business combinations, with the Company as the acquirer. The consideration provided to Pocket, in exchange for Pocket’s business, was as follows (in thousands):

Cash	$40,730
Fair value of Cricket’s business contributed to STX Wireless at 24.25%	65,793
Fair value of Pocket business contributed to STX Wireless at 24.25%	34,101

Total consideration	$140,624

The fair values of the contributions to STX Wireless were determined using internally developed discounted cash flow models corroborated by third party valuation firms.

The consideration was allocated to the net tangible and intangible assets acquired and liabilities assumed by STX Wireless based on their fair values as of October 1, 2010. The excess of the purchase price over the fair values of the net assets acquired was recorded as goodwill. While the Company does not anticipate significant changes to the purchase price allocation, some items such as certain post-closing purchase price adjustments are preliminary and subject to change.

The following amounts represent the preliminary fair value of identifiable assets acquired and liabilities assumed by the Company as of the acquisition date (in thousands):

Fair Value

Assets:
Inventories	$2,331
Other current assets	1,204
Property and equipment	41,971
Wireless licenses	33,716
Customer relationships	50,435
Goodwill	31,094

Total Assets	160,751

Liabilities:
Accounts payable and accrued liabilities	$4,020
Deferred revenue	4,224
Deferred tax liability	10,693
Other long-term liabilities	1,190

Total liabilities	20,127

Total net assets acquired	$140,624

Goodwill primarily represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. The goodwill arising from the transaction consists largely of the synergies expected from the joint venture. As part of the valuation, the Company recorded approximately  $50.4 million of finite-lived intangible assets, representing the fair value of customer relationships, which are amortized on an accelerated basis over an estimated useful life of 4 years. Additionally, the Company recorded approximately  $33.7 million of wireless licenses acquired in the transaction. Consistent with the Company’s policy regarding the useful lives of its wireless licenses, the wireless licenses acquired have an indefinite useful life.

Transaction-related expenses totaling approximately  $1.4 million were recorded as general and administrative expenses in the Company’s consolidated statement of operations. The Company has not presented pro forma financial information reflecting the effects of the transaction because such effects are not material.

Pocket’s 24.25% non-controlling membership interest in STX Wireless was recorded in mezzanine equity as a component of redeemable non-controlling interests. The non-controlling interest was initially recognized as part of the purchase accounting in the amount of  $51.5 million. The  $51.5 million comprises the sum of Pocket’s proportionate share (24.25%) of the fair value in the Pocket business and its proportionate shares (24.25%) of the net equity of the business contributed by Cricket.

A gain of  $48.4 million arose from the transaction representing Cricket’s exchange of a 24.25% non-controlling interest in its South Texas business for a controlling interest in the business acquired from Pocket. The gain is equal to Cricket’s proportionate interest (75.75%) in the fair value of the Pocket business acquired less the proportionate interest (24.25%) in the book value of Cricket’s South Texas business given up, and cash paid of  $40.7 million. Because the Company maintained control over the newly formed joint venture after the transaction was closed, the gain was recognized in additional paid-in capital within stockholders’ equity.

The joint venture is controlled and managed by Cricket under the terms of the amended and restated limited liability company agreement (the “STX LLC Agreement”). Under the STX LLC Agreement, Pocket has the right to put, and the Company has the right to call, all of Pocket’s membership interests in STX Wireless, which rights are generally exercisable on or after April 1, 2014. In addition, in the event of a change of control of Leap, Pocket is obligated to sell to the Company all of its membership interests in STX Wireless. The purchase price for Pocket’s membership interests would be equal to 24.25% of the product of Leap’s enterprise value-to-revenue multiple for the four most recently completed fiscal quarters multiplied by the total revenues of STX Wireless and its subsidiaries over that same period. The purchase price is payable in either cash, Leap common stock or a combination thereof, as determined by Cricket in its discretion (provided that, if permitted by Cricket’s debt instruments, at least  $25 million of the purchase price must be paid in cash). The Company has the right to deduct from or set off against the purchase price certain distributions made to Pocket, as well as any obligations owed to the Company by Pocket. Under the STX LLC Agreement, Cricket is permitted to purchase Pocket’s membership interests in STX Wireless over multiple closings in the event that the block of shares of Leap common stock issuable to Pocket at the closing of the purchase would be greater than 9.9% of the total number of shares of Leap common stock then issued and outstanding. To the extent the redemption price for Pocket’s non-controlling membership interest exceeds the value of Pocket’s net interest in STX Wireless at any period, the value of such interest is accreted to the redemption price for such interest with a corresponding adjustment to additional paid-in capital. As of December 31, 2010, the Company had recorded accretion charges of  $48.1 million to bring the carrying value of Pocket’s membership interests in STX to its currently estimated redemption value of  $99.5 million.

At the closing of the formation of the joint venture, STX Wireless entered into a loan and security agreement with Pocket pursuant to which, commencing in April 2012, STX Wireless agreed to make quarterly limited-recourse loans to Pocket out of excess cash in an aggregate principal amount not to exceed  $30 million, which loans are secured by Pocket’s membership interests in STX Wireless. Such loans will bear interest at 8.0% per annum, compounded annually, and will mature on the earlier of October 2020 and the date on which Pocket ceases to hold any membership interests in STX Wireless. Cricket has the right to set off all outstanding principal and interest under this loan and security agreement against the payment of the purchase price for Pocket’s membership interests in STX Wireless in the event of a put, call or mandatory buyout following a change of control of Leap.

The Company is implementing a plan to integrate the Cricket and Pocket operating assets in the South Texas region so that the combined network and retail operations of the new joint venture will operate more efficiently. These changes and integrations are expected to occur throughout 2011 and the Company may incur significant restructuring charges to integrate STX Wireless’ network and retail operations during this time period.

Denali and Savary Island Transactions

Cricket service is offered in the upper Midwest by Denali Operations. Denali Operations and its parent company, Denali, are wholly-owned subsidiaries of Cricket. The Company originally acquired an 82.5% non-controlling membership interest in Denali in 2006. Denali was formed as a “very small business” designated entity under FCC regulations and purchased a wireless license in Auction #66 covering the upper Midwest portion of the U.S. On December 27, 2010, Cricket purchased the remaining 17.5% controlling membership interest in Denali that it did not previously own, for  $53.5 million in cash and a five-year  $45.5 million promissory note. Interest on the outstanding principal balance of the note varies from year-to-year at rates ranging from approximately 5.0% to 8.3% and compounds annually. Under the note, Cricket is required to make principal payments of  $8.5 million per year, with the remaining principal balance and all accrued interest payable at maturity. Cricket’s obligations under the note are secured on a first-lien basis by certain assets of Savary Island. In connection with the acquisition, Cricket also paid  $11 million to the FCC in unjust enrichment payments. As a result of the acquisition, Denali and its subsidiaries became wholly-owned subsidiaries of Cricket.

Immediately prior to the Company’s purchase of the remaining membership interest in Denali, Denali contributed all of its wireless spectrum outside of its Chicago and Southern Wisconsin operating markets and a related spectrum lease to Savary Island, a newly formed venture, in exchange for an 85% non-controlling membership interest. Savary Island acquired this spectrum as a “very small business” designated entity under FCC regulations. Ring Island Wireless, LLC (“Ring Island”) contributed  $5.1 million of cash to Savary Island in exchange for a 15% controlling membership interest. Under the amended and restated limited liability company agreement of Savary Island, Ring Island has the right to put its entire membership interest in Savary Island to Cricket as early as mid-2012 (based on current FCC rules). Savary Island has guaranteed Cricket’s put obligations under the Savary Island LLC Agreement, which guaranty is secured on a first-lien basis by certain assets of Savary Island. At the closing, Savary Island entered into a management services agreement with Cricket, pursuant to which Cricket provides management services to Savary Island in exchange for a management fee.

Cricket and Denali were parties to a Credit Agreement, dated as of July 13, 2006, as amended (the “Denali Credit Agreement”), pursuant to which Cricket made loans to Denali to fund a portion of the costs of the acquisition of the AWS license it acquired in Auction #66 and to fund a portion of the costs of the construction and operation of the wireless network using such license. As of September 30, 2010, borrowings under the Denali Credit Agreement totaled  $542.9 million (excluding accrued interest). In connection with the contribution of assets by Denali described above, Savary Island agreed to assume  $211.6 million of the outstanding loans owed to Cricket. Effective as of Cricket’s consummation of the acquisition of the remaining membership interest in Denali, the Denali Credit Agreement and all related loan and security documents were terminated and all remaining indebtedness including accrued interest thereunder (other than indebtedness assumed by Savary Island discussed below) was cancelled.

Pursuant to the authoritative accounting guidance for non-controlling interests and variable interest entities, the Company is deemed to maintain “control” of Savary Island for accounting purposes through its 85% non-controlling membership interest. At formation, the net equity in Savary Island was comprised of  $156.1 million representing the carrying value of wireless licenses contributed by Denali and  $211.6 million of loans owed by Denali to Cricket that were assumed by Savary Island, plus  $5.1 million in cash contributed by Ring Island. The Company recorded a redeemable non-controlling interest representing Ring Island’s 15% proportionate share of the net equity in Savary Island, which at the time of formation, resulted in a deficit balance of approximately  $7.6 million, in mezzanine equity as a component of redeemable non-controlling interest. Additionally, at the time of formation, the Company recorded a pre-tax gain of approximately  $12.7 million, which effectively arose from the requirement to adjust the value of Ring Island’s controlling membership interest from its initial  $5.1 million cash contribution to its proportionate share of Savary Island’s net equity, or the initial value of the redeemable non-controlling interest, a deficit of  $7.6 million. Since the Company is deemed to maintain “control” for accounting purposes over the Savary Island venture through its 85% non-controlling membership interest, the gain was recorded to additional paid-in capital.

Under the Savary Island LLC Agreement, Ring Island has the option to put its entire controlling membership interest in Savary Island to Cricket during the 30-day period commencing on the earlier to occur of May 1, 2012 (based on current FCC rules) and the date of a sale of all or substantially all of the assets, or the liquidation, of Savary Island, and during any 30-day period commencing after a breach by Cricket of its obligation to pay spectrum lease fees or fund working capital loans under the Savary Island Credit Agreement (see below) which breach has continued for 120 days after written notice of breach. The purchase price for such sale is an amount equal to Ring Island’s equity contributions to Savary Island less any optional distributions made pursuant to the Savary Island LLC Agreement, plus  $150,000 if the sale is consummated prior to May 1, 2017 without incurring any unjust enrichment payments. If the put option is exercised, the consummation of the sale will be subject to FCC approval. The Company has recorded this obligation to purchase Ring Island’s controlling membership interest in Savary Island as a component of redeemable non-controlling interest in the consolidated balance sheets. As of December 31, 2010, this non-controlling interest had a carrying value of  $5.3 million. Under the Savary Island LLC Agreement, Savary Island is also required to make monthly mandatory distributions to Ring Island.

To the extent the redemption price for Ring Island’s controlling membership interest exceeds the value of Ring Island’s net interest in Savary Island at any period, the value of such interest is accreted to the redemption price for such interest with a corresponding adjustment to additional paid-in capital. Accordingly, the Company recorded a  $12.8 million adjustment to accrete the value of such interest to its redemption value. The Company has recorded the obligation to purchase all of Ring Island’s membership interest in Savary Island as a component of redeemable non-controlling interests in the consolidated balance sheets. As of December 31, 2010, this redeemable non-controlling interest had a carrying value of  $5.3 million.

In connection with Savary Island’s assumption of  $211.6 million of the outstanding loans owed to Cricket under the Denali senior secured credit agreement, Cricket, Savary Island and Savary Island’s existing wholly-owned subsidiaries entered into an amended and restated senior secured credit agreement, dated as of December 27, 2010 (the “Savary Island Credit Agreement”) to amend and restate the terms of the Denali senior secured credit agreement applicable to the assumed loans. Under the Savary Island Credit Agreement, Cricket also agreed to loan Savary Island up to an incremental  $5.0 million to fund its working capital needs. As of December 31, 2010, borrowings under the Savary Island Credit Agreement totaled  $211.6 million. Loans under the Savary Island Credit Agreement (including the assumed loans) accrue interest at the rate of 9.5% per annum and such interest is added to principal annually. All outstanding principal and accrued interest is due in May 2021. Outstanding principal and accrued interest are amortized in quarterly installments commencing May 2018. However, if Ring Island exercises its put under the Savary Island LLC Agreement prior to such date, then the amortization commencement date under the Savary Island Credit Agreement will be the later of the amortization commencement date and the put closing date. Savary Island may prepay loans under the Savary Island Credit Agreement at any time without premium or penalty. The obligations of Savary Island and its subsidiaries under the Savary Island Credit Agreement are secured by all of the personal property, fixtures and owned real property of Savary Island and its subsidiaries, subject to certain permitted liens. The Savary Island Credit Agreement and the related security agreements contain customary representations, warranties, covenants and conditions.

Other Acquisitions and Agreements

On December 14, 2010, the Company and a subsidiary of AT&T, Inc. (“AT&T”) completed the sale by AT&T to the Company of a wireless license for an additional 10 MHz of spectrum in Corpus Christi, Texas for  $4.0 million, and the sale by the Company to AT&T of wireless licenses for an additional 10 MHz of spectrum covering portions of North Carolina, Kentucky, New York and Colorado for an aggregate of  $4.0 million. The Company has recorded a loss on the sale transaction of  $0.2 million for the year ended December 31, 2010. Immediately following the closing of the acquisition of the Corpus Christi, Texas spectrum, the Company sold the spectrum to STX Wireless for  $4.0 million.

On March 30, 2010, Cricket acquired an additional 23.9% membership interest in LCW Wireless from CSM Wireless, LLC (“CSM”) following CSM’s exercise of its option to sell its interest in LCW Wireless to Cricket for  $21.0 million, which increased Cricket’s non-controlling membership interest in LCW Wireless to 94.6%. On August 25, 2010, Cricket acquired the remaining 5.4% of the membership interests in LCW Wireless following the exercise by WLPCS Management, LLC of its option to sell its entire controlling membership interest in LCW Wireless to Cricket for  $3.2 million and the exercise by Cricket of its option to acquire all of the membership interests held by employees of LCW Wireless. As a result of these acquisitions, LCW Wireless and its subsidiaries became wholly-owned subsidiaries of Cricket.

On January 8, 2010, the Company contributed certain non-operating wireless licenses in West Texas with a carrying value of approximately  $2.4 million to a regional wireless service provider in exchange for a 6.6% ownership interest in the company.

On June 19, 2009, the Company completed its purchase of an additional 10 MHz of spectrum in St. Louis for  $27.2 million.

In March 2009, the Company completed its exchange of certain wireless spectrum with MetroPCS Communications, Inc. (“MetroPCS”). Under the spectrum exchange agreement, the Company acquired an additional 10 MHz of spectrum in San Diego, Fresno, Seattle and certain other Washington and Oregon markets, and MetroPCS acquired an additional 10 MHz of spectrum in Dallas-Ft. Worth, Shreveport-Bossier City, Lakeland-Winter Haven, Florida and certain other northern Texas markets. The carrying values of the wireless licenses transferred to MetroPCS under the spectrum exchange agreement were  $45.6 million, and the Company recognized a net gain of approximately  $4.4 million upon the closing of the transaction.

Wholesale Agreement

On August 2, 2010, the Company entered into a wholesale agreement with an affiliate of Sprint Nextel which permits the Company to offer Cricket wireless services outside the Company’s current wireless footprint using Sprint’s network.

The initial term of the wholesale agreement is until December 31, 2015, and the agreement renews for successive one-year periods unless either party provides 180-day advance notice to the other. Under the agreement, the Company will pay Sprint a specified amount per month for each subscriber activated on its network, subject to periodic market-based adjustments. The Company has agreed to provide Sprint with a minimum of  $300 million of aggregate revenue over the initial five-year term of the agreement (against which the Company can credit up to  $100 million of service revenue under other existing commercial arrangements between the companies), with a minimum of  $25 million of revenue to be provided in 2011, a minimum of  $75 million of revenue to be provided in each of 2012, 2013 and 2014, and a minimum of  $50 million of revenue to be provided in 2015. Any revenue provided by the Company in a given year above the minimum revenue commitment for that particular year will be credited to the next succeeding year.

In the event Leap is involved in a change-of-control transaction with another facilities-based wireless carrier with annual revenues of at least  $500 million in the fiscal year preceding the date of the change of control agreement (other than MetroPCS), either Sprint or the Company (or its successor in interest) may terminate the agreement within 60 days following the closing of such a transaction. In connection with any such termination, the Company (or its successor in interest) would be required to pay to Sprint a specified percentage of the remaining aggregate minimum revenue commitment, with the percentage to be paid depending on the year in which the change of control agreement was entered into, beginning at 40% for any such agreement entered into in or before 2011, 30% for any such agreement entered into in 2012, 20% for any such agreement entered into in 2013 and 10% for any such agreement entered into in 2014 or 2015.

In the event that Leap is involved in a change-of-control transaction with MetroPCS during the term of the wholesale agreement, then the agreement would continue in full force and effect, subject to certain revisions, including, without limitation, an increase to the total minimum revenue commitment to  $350 million, taking into account any revenue contributed by Cricket prior to the date thereof.

In the event Sprint is involved in a change-of-control transaction, the agreement would bind Sprint’s successor-in-interest.

Arrangements with Variable Interest Entities and Joint Ventures	12 Months Ended
Dec. 31, 2010
Arrangements with Variable Interest Entities and Joint Ventures [Abstract]
Arrangements with Variable Interest Entities and Joint Ventures

Note 8.	Arrangements with Variable Interest Entities and Joint Ventures

On January 1, 2009, the Company adopted the provisions of the authoritative guidance for non-controlling interests. The guidance changed the accounting treatment and classification with respect to certain ownership interests held by the Company, at that time, in LCW Wireless and Denali. As a result of the adoption of the guidance, the Company did not allocate losses to certain of its minority partners, but rather recorded accretion (or mark-to-market) charges to bring its minority partners’ interests to their estimated redemption values at each reporting period. In addition, the Company classified these accretion charges as a component of consolidated net income (loss) available to its common stockholders rather than as a component of net income (loss). Although the accounting treatment for certain of these interests has been modified, the Company continued to classify these non-controlling interests in the mezzanine section of the consolidated balance sheets in accordance with the authoritative guidance for distinguishing liabilities from equity. The cumulative impact to the Company’s consolidated financial statements as a result of the adoption of the guidance for non-controlling interests resulted in a  $9.2 million reduction to stockholders equity, a  $5.8 million reduction to deferred tax liabilities and a  $15.0 million increase to redeemable non-controlling interests (formerly referred to as minority interests) as of December 31, 2008. The Company has retrospectively applied the guidance for non-controlling interests to all prior periods presented.

Prior to the acquisition by the Company of all of the remaining membership interests in LCW Wireless and Denali on August 25, 2010 and December 27, 2010, respectively, the Company consolidated its interests in these ventures (along with their wholly-owned subsidiaries), in accordance with the authoritative guidance for consolidation of variable interest entities.

As described in Note 3, the Company consolidates its non-controlling membership interest in Savary Island in accordance with the authoritative guidance for the consolidation of variable interest entities because Savary Island is a variable interest entity and the Company has entered into an agreement with Savary Island’s other member which establishes a specified purchase price in the event that exercises its right to sell its membership interest to the Company. Also, as described in Note 3, the Company consolidates its controlling membership interest in STX Wireless in accordance with the authoritative guidance for consolidations based on the voting interest model. All intercompany accounts and transactions are eliminated in the consolidated financial statements.

The aggregate carrying amount and classification of the significant assets and liabilities of the Company’s variable interest entities, excluding intercompany accounts and transactions, as of December 31, 2010 (with respect to Savary Island) and December 31, 2009 (with respect to LCW Wireless and Denali), are presented in the following table below (in thousands):

	Year Ended
	December 31,
	2010	2009

Assets
Cash and cash equivalents	$5,250	$14,099
Short-term investments	—	2,731
Inventories	—	5,029
Property and equipment, net	—	267,194
Wireless licenses	156,055	333,910
Liabilities
Accounts payable and accrued liabilities	$—	$6,850
Current maturities of long-term debt	—	8,000
Other current liabilities	—	18,803
Long-term debt	—	10,096
Other long-term liabilities	—	9,463

Values of Redeemable Non-controlling Interests

The following table provides a summary of the changes in the values of the Company’s redeemable non-controlling interests (in thousands):

	Year Ended December 31,
	2010	2009	2008

Beginning balance	$71,632	$71,879	$61,868
Purchases of membership units of non-controlling interests	(123,163)	—	—
Non-controlling interest contributions	43,902	—	1,423
Accretion of redeemable non-controlling interests, before tax	108,030	(247)	8,588
Other	4,387	—	—

Ending balance	$104,788	$71,632	$71,879

Long-Term Debt	12 Months Ended
Dec. 31, 2010
Long-Term Debt [Abstract]
Long-Term Debt

Note 9.	Long-Term Debt

Long-term debt as of December 31, 2010 and 2009 was comprised of the following (in thousands):

	As of December 31,
	2010	2009

Unsecured senior notes due 2014 and 2015	$300,000	$1,400,000
Unamortized premium on $350 million unsecured senior notes due 2014	—	15,111
Senior secured notes due 2016	1,100,000	1,100,000
Unamortized discount on $1,100 million senior secured notes due 2016	(34,962)	(39,889)
Convertible senior notes due 2014	250,000	250,000
Unsecured senior notes due 2020	1,200,000	—
Unamortized discount on $1,200 million unsecured senior notes due 2020	(19,968)	—
Non-negotiable promissory note due 2015	45,500	—
Term loans under LCW senior secured credit agreement	—	18,096

	2,840,570	2,743,318
Current maturities of long-term debt	(8,500)	(8,000)

	$2,832,070	$2,735,318

Senior Notes

Discharge of Indenture and Loss on Extinguishment of Debt

On November 4, 2010, the Company launched a tender offer to purchase, for cash, any and all of its  $1,100 million in aggregate principal amount of outstanding 9.375% senior notes due 2014. Concurrently with the tender offer, the Company also solicited consents from the holders of the notes to eliminate certain covenants in and amend certain provisions of the indenture governing the notes. The Company accepted tenders on November 19, 2010 and December 6, 2010 for approximately  $915.8 million in aggregate principal amount of the notes in connection with the tender offer. The holders of the accepted notes received total consideration of  $1,050.63 per  $1,000 principal amount of notes tendered prior to the early settlement date, which included a  $20 consent payment per  $1,000 principal amount of notes tendered, and  $1,030.63 per  $1,000 principal amount of notes tendered thereafter. The total cash payment to purchase the tendered notes, including accrued and unpaid interest up to, but excluding, the applicable date of purchase, was approximately  $996.5 million, which the Company obtained from the issuance of  $1,200 million of unsecured senior notes on November 19, 2010, as discussed below.

On December 20, 2010, the Company completed the redemption of all of the remaining 9.375% senior notes due 2014 pursuant to the optional redemption provisions of the notes at a price of 104.688% of the principal amount of outstanding notes, plus accrued and unpaid interest to, but not including, the redemption date. The total cash payment for the redemption was approximately  $195.1 million. In connection with the completion of the redemption, the indenture governing the notes was satisfied and discharged in accordance with its terms.

As a result of the repurchase and redemption of the notes, the Company recognized a  $54.5 million loss on extinguishment of debt during the year ended December 31, 2010, which was comprised of  $46.6 million of tender offer consideration (including  $18.3 million in consent payments),  $1.1 million of dealer manager fees,  $8.6 million of redemption premium,  $10.7 million of unamortized debt issuance costs and  $0.2 million in related professional fees, net of  $12.7 million of unamortized premium.

Unsecured Senior Notes Due 2014

In 2006, Cricket issued  $750 million of 9.375% unsecured senior notes due 2014 in a private placement to institutional buyers, which were exchanged in 2007 for identical notes that had been registered with the Securities and Exchange Commission (“SEC”). In June 2007, Cricket issued an additional  $350 million of 9.375% unsecured senior notes due 2014 in a private placement to institutional buyers at an issue price of 106% of the principal amount, which were exchanged in June 2008 for identical notes that had been registered with the SEC. These notes were all treated as a single class and had identical terms. The  $20.1 million premium that the Company received in connection with the issuance of the second tranche of notes had been recorded in long-term debt in the consolidated financial statements and was amortized as a reduction to interest expense over the term of the notes. As described above, in the fourth quarter of 2010, using the proceeds of the issuance of  $1,200 million of unsecured senior notes, the Company repurchased and redeemed all of the outstanding notes.

Convertible Senior Notes Due 2014

In June 2008, Leap issued  $250 million of unsecured convertible senior notes due 2014 in a private placement to institutional buyers. The notes bear interest at the rate of 4.50% per year, payable semi-annually in cash in arrears, which interest payments commenced in January 2009. The notes are Leap’s general unsecured obligations and rank equally in right of payment with all of Leap’s existing and future senior unsecured indebtedness and senior in right of payment to all indebtedness that is contractually subordinated to the notes. The notes are structurally subordinated to the existing and future claims of Leap’s subsidiaries’ creditors, including under the secured and unsecured senior notes described above and below. The notes are effectively junior to all of Leap’s existing and future secured obligations, including those under the senior secured notes described below, to the extent of the value of the assets securing such obligations.

Holders may convert their notes into shares of Leap common stock at any time on or prior to the third scheduled trading day prior to the maturity date of the notes, July 15, 2014. If, at the time of conversion, the applicable stock price of Leap’s common stock is less than or equal to approximately  $93.21 per share, the notes will be convertible into 10.7290 shares of Leap common stock per  $1,000 principal amount of the notes (referred to as the “base conversion rate”), subject to adjustment upon the occurrence of certain events. If, at the time of conversion, the applicable stock price of Leap common stock exceeds approximately  $93.21 per share, the conversion rate will be determined pursuant to a formula based on the base conversion rate and an incremental share factor of 8.3150 shares per  $1,000 principal amount of the notes, subject to adjustment.

Leap may be required to repurchase all outstanding notes in cash at a repurchase price of 100% of the principal amount of the notes, plus accrued and unpaid interest, if any, thereon to the repurchase date if (1) any person acquires beneficial ownership, directly or indirectly, of shares of Leap’s capital stock that would entitle the person to exercise 50% or more of the total voting power of all of Leap’s capital stock entitled to vote in the election of directors, (2) Leap (i) merges or consolidates with or into any other person, another person merges with or into Leap, or Leap conveys, sells, transfers or leases all or substantially all of its assets to another person or (ii) engages in any recapitalization, reclassification or other transaction in which all or substantially all of Leap common stock is exchanged for or converted into cash, securities or other property, in each case subject to limitations and excluding in the case of (1) and (2) any merger or consolidation where at least 90% of the consideration consists of shares of common stock traded on NYSE, ASE or NASDAQ, (3) a majority of the members of Leap’s board of directors ceases to consist of individuals who were directors on the date of original issuance of the notes or whose election or nomination for election was previously approved by the board of directors, (4) Leap is liquidated or dissolved or holders of common stock approve any plan or proposal for its liquidation or dissolution or (5) shares of Leap common stock are not listed for trading on any of the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Global Select Market (or any of their respective successors). Leap may not redeem the notes at its option.

Unsecured Senior Notes Due 2015

In June 2008, Cricket issued  $300 million of 10.0% unsecured senior notes due 2015 in a private placement to institutional buyers. The notes bear interest at the rate of 10.0% per year, payable semi-annually in cash in arrears, which interest payments commenced in January 2009. The notes are guaranteed on an unsecured senior basis by Leap and each of its existing and future domestic subsidiaries (other than Cricket, which is the issuer of the notes) that guarantees indebtedness for borrowed money of Leap, Cricket or any subsidiary guarantor. The notes and the guarantees are Leap’s, Cricket’s and the guarantors’ general senior unsecured obligations and rank equally in right of payment with all of Leap’s, Cricket’s and the guarantors’ existing and future unsubordinated unsecured indebtedness. The notes and the guarantees are effectively junior to Leap’s, Cricket’s and the guarantors’ existing and future secured obligations, including those under the senior secured notes described below, to the extent of the value of the assets securing such obligations, as well as to existing and future liabilities of Leap’s and Cricket’s subsidiaries that are not guarantors (including Denali, LCW Wireless, and STX Wireless) and Savary Island and their respective subsidiaries. In addition, the notes and the guarantees are senior in right of payment to any of Leap’s, Cricket’s and the guarantors’ future subordinated indebtedness.

Prior to July 15, 2011, Cricket may redeem up to 35% of the aggregate principal amount of the notes at a redemption price of 110.0% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the redemption date, from the net cash proceeds of specified equity offerings. Prior to July 15, 2012, Cricket may redeem the notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus the applicable premium and any accrued and unpaid interest, if any, thereon to the redemption date. The applicable premium is calculated as the greater of (i) 1.0% of the principal amount of such notes and (ii) the excess of (a) the present value at such date of redemption of (1) the redemption price of such notes at July 15, 2012 plus (2) all remaining required interest payments due on such notes through July 15, 2012 (excluding accrued but unpaid interest to the date of redemption), computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (b) the principal amount of such notes. The notes may be redeemed, in whole or in part, at any time on or after July 15, 2012, at a redemption price of 105.0% and 102.5% of the principal amount thereof if redeemed during the twelve months beginning on July 15, 2012 and 2013, respectively, or at 100% of the principal amount if redeemed during the twelve months beginning on July 15, 2014 or thereafter, plus accrued and unpaid interest, if any, thereon to the redemption date.

If a “change of control” occurs (which includes the acquisition of beneficial ownership of 35% or more of Leap’s equity securities, a sale of all or substantially all of the assets of Leap and its restricted subsidiaries and a change in a majority of the members of Leap’s board of directors that is not approved by the board), each holder of the notes may require Cricket to repurchase all of such holder’s notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, thereon to the repurchase date.

Non-Negotiable Promissory Note Due 2015

As part of the purchase price for the Company’s acquisition of the remaining 17.5% controlling membership interest in Denali that the Company did not previously own, the Company issued a five-year  $45.5 million promissory note in favor of the former holder of such controlling membership interest on December 27, 2010, which matures on December 27, 2015. Interest on the outstanding principal balance of the note varies from year-to-year at rates ranging from approximately 5.0% to 8.3% and compounds annually. Under the note, Cricket is required to make principal payments of  $8.5 million per year, with the remaining principal balance and all accrued interest payable at maturity. Cricket’s obligations under the note are secured on a first-lien basis by certain assets of Savary Island.

Senior Secured Notes Due 2016

On June 5, 2009, Cricket issued  $1,100 million of 7.75% senior secured notes due 2016 in a private placement to institutional buyers at an issue price of 96.134% of the principal amount, which notes were exchanged in December 2009 for identical notes that had been registered with the SEC. The  $42.5 million discount to the net proceeds the Company received in connection with the issuance of the notes has been recorded in long-term debt in the consolidated financial statements and is being accreted as an increase to interest expense over the term of the notes. At December 31, 2010, the effective interest rate on the notes was 8.0%, which included the effect of the discount accretion.

The notes bear interest at the rate of 7.75% per year, payable semi-annually in cash in arrears, which interest payments commenced in November 2009. The notes are guaranteed on a senior secured basis by Leap and each of its existing and future domestic subsidiaries (other than Cricket, which is the issuer of the notes) that guarantees any indebtedness of Leap, Cricket or any subsidiary guarantor. The notes and the guarantees are Leap’s, Cricket’s and the guarantors’ senior secured obligations and are equal in right of payment with all of Leap’s, Cricket’s and the guarantors’ existing and future unsubordinated indebtedness.

The notes and the guarantees are effectively senior to all of Leap’s, Cricket’s and the guarantors’ existing and future unsecured indebtedness (including Cricket’s  $1.5 billion aggregate principal amount of unsecured senior notes and, in the case of Leap, Leap’s  $250 million aggregate principal amount of convertible senior notes), as well as to all of Leap’s, Cricket’s and the guarantors’ obligations under any permitted junior lien debt that may be incurred in the future, in each case to the extent of the value of the collateral securing the senior secured notes and the guarantees.

The notes and the guarantees are secured on a pari passu basis with all of Leap’s, Cricket’s and the guarantors’ obligations under any permitted parity lien debt that may be incurred in the future. Leap, Cricket and the guarantors are permitted to incur debt under existing and future secured credit facilities in an aggregate principal amount outstanding (including the aggregate principal amount outstanding of the senior secured notes) of up to the greater of  $1,500 million and 3.0 times Leap’s consolidated cash flow (excluding the consolidated cash flow of Denali, LCW Wireless, Savary Island and STX Wireless) for the prior four fiscal quarters through December 31, 2010, and stepping down to 2.5 times such consolidated cash flow for any such debt incurred after December 31, 2011.

The notes and the guarantees are effectively junior to all of Leap’s, Cricket’s and the guarantors’ obligations under any permitted priority debt that may be incurred in the future (up to the lesser of 0.30 times Leap’s consolidated cash flow (excluding the consolidated cash flow of Denali, LCW Wireless, Savary Island and STX Wireless) for the prior four fiscal quarters and  $300 million in aggregate principal amount outstanding), to the extent of the value of the collateral securing such permitted priority debt, as well as to existing and future liabilities of Leap’s and Cricket’s subsidiaries that are not guarantors (including Denali, LCW Wireless and STX Wireless) and Savary Island and their respective subsidiaries. In addition, the notes and the guarantees are senior in right of payment to any of Leap’s, Cricket’s and the guarantors’ future subordinated indebtedness.

The notes and the guarantees are secured on a first-priority basis, equally and ratably with any future parity lien debt, by liens on substantially all of the present and future personal property of Leap, Cricket and the guarantors, except for certain excluded assets and subject to permitted liens (including liens on the collateral securing any future permitted priority debt).

Prior to May 15, 2012, Cricket may redeem up to 35% of the aggregate principal amount of the notes at a redemption price of 107.750% of the principal amount thereof, plus accrued and unpaid interest thereon to the redemption date, from the net cash proceeds of specified equity offerings. Prior to May 15, 2012, Cricket may redeem the notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus the applicable premium and any accrued and unpaid interest thereon to the redemption date. The applicable premium is calculated as the greater of (i) 1.0% of the principal amount of such notes and (ii) the excess of (a) the present value at such date of redemption of (1) the redemption price of such notes at May 15, 2012 plus (2) all remaining required interest payments due on such notes through May 15, 2012 (excluding accrued but unpaid interest to the date of redemption), computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (b) the principal amount of such notes. The notes may be redeemed, in whole or in part, at any time on or after May 15, 2012, at a redemption price of 105.813%, 103.875% and 101.938% of the principal amount thereof if redeemed during the twelve months beginning on May 15, 2012, 2013 and 2014, respectively, or at 100% of the principal amount if redeemed during the twelve months beginning on May 15, 2015 or thereafter, plus accrued and unpaid interest, thereon to the redemption date.

If a “change of control” occurs (which includes the acquisition of beneficial ownership of 35% or more of Leap’s equity securities (other than a transaction where immediately after such transaction Leap will be a wholly-owned subsidiary of a person of which no person or group is the beneficial owner of 35% or more of such person’s voting stock), a sale of all or substantially all of the assets of Leap and its restricted subsidiaries and a change in a majority of the members of Leap’s board of directors that is not approved by the board), each holder of the notes may require Cricket to repurchase all of such holder’s notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest thereon to the repurchase date.

Unsecured Senior Notes Due 2020

In November 2010, Cricket issued  $1,200 million of 7.75% unsecured senior notes due 2020 in a private placement to institutional buyers at an issue price of 98.323% of the principal amount, which were exchanged in January 2011 for identical notes that had been registered with the SEC. The  $20.1 million discount to the net proceeds the Company received in connection with the issuance of the notes has been recorded in long-term debt in the consolidated financial statements and is being accreted as an increase to interest expense over the term of the notes. At December 31, 2010, the effective interest rate on the notes was 7.9%, which includes the effect of the discount accretion.

The notes bear interest at the rate of 7.75% per year, payable semi-annually in cash in arrears, which interest payments will commence in April 2011. The notes are guaranteed on an unsecured senior basis by Leap and each of its existing and future domestic subsidiaries (other than Cricket, which is the issuer of the notes) that guarantee indebtedness of Leap, Cricket or any subsidiary guarantor. The notes and the guarantees are Leap’s, Cricket’s and the guarantors’ general senior unsecured obligations and rank equally in right of payment with all of Leap’s, Cricket’s and the guarantors’ existing and future unsubordinated unsecured indebtedness. The notes and the guarantees are effectively junior to Leap’s, Cricket’s and the guarantors’ existing and future secured obligations, including those under the senior secured notes described above, to the extent of the value of the assets securing such obligations, as well as to existing and future liabilities of Leap’s and Cricket’s subsidiaries that are not guarantors (including Denali, LCW Wireless and STX Wireless) and Savary Island and their respective subsidiaries. In addition, the notes and the guarantees are senior in right of payment to any of Leap’s, Cricket’s and the guarantors’ future subordinated indebtedness.

Prior to October 15, 2013, Cricket may redeem up to 35% of the aggregate principal amount of the notes at a redemption price of 107.75% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the redemption date, from the net cash proceeds of specified equity offerings. Prior to October 15, 2015, Cricket may redeem the notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus the applicable premium and any accrued and unpaid interest, if any, thereon to the redemption date. The applicable premium is calculated as the greater of (i) 1.0% of the principal amount of such notes and (ii) the excess of (a) the present value at such date of redemption of (1) the redemption price of such notes at October 15, 2015 plus (2) all remaining required interest payments due on such notes through October 15, 2015 (excluding accrued but unpaid interest to the date of redemption), computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (b) the principal amount of such notes. The notes may be redeemed, in whole or in part, at any time on or after October 15, 2015, at a redemption price of 103.875%, 102.583% and 101.292% of the principal amount thereof if redeemed during the twelve months beginning on October 15, 2015, 2016 and 2017, respectively, or at 100% of the principal amount if redeemed during the twelve months beginning on October 15, 2018 or thereafter, plus accrued and unpaid interest, if any, thereon to the redemption date.

If a “change of control” occurs (which includes the acquisition of beneficial ownership of 35% or more of Leap’s equity securities (other than a transaction where immediately after such transaction Leap will be a wholly-owned subsidiary of a person of which no person or group is the beneficial owner of 35% or more of such person’s voting stock), a sale of all or substantially all of the assets of Leap and its restricted subsidiaries and a change in a majority of the members of Leap’s board of directors that is not approved by the board), each holder of the notes may require Cricket to repurchase all of such holder’s notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, thereon to the repurchase date.

In connection with the private placement of the notes, the Company entered into a registration rights agreement with the initial purchasers of the notes in which the Company agreed, under certain circumstances, to use reasonable best efforts to offer registered notes in exchange for the notes or to cause a shelf registration statement covering the resale of the notes to be declared effective by the SEC and to pay additional interest if such registration obligations were not performed. The Company filed a Registration Statement on Form S-4 with the SEC on December 3, 2010 pursuant to this registration rights agreement, the registration statement was declared effective on December 15, 2010 and the exchange offer was consummated on January 21, 2011. Accordingly, the Company has no further obligation to pay additional interest on the notes.

LCW Operations Senior Secured Credit Agreement

As of September 30, 2010, LCW Operations had a senior secured credit agreement, as amended, consisting of two term loans with an aggregate outstanding principal amount of approximately  $12.1 million. On October 28, 2010, LCW Operations repaid all amounts outstanding under the senior secured credit agreement, and the agreement was terminated.

Maturities of Long-Term Debt Obligations

The aggregate maturities of the Company’s long-term debt obligations, excluding the effects of discount accretion on its  $1,100 million of 7.75% senior secured notes due 2016 and its  $1,200 million of 7.75% unsecured senior notes due 2020, are as follows (in thousands):

Years Ended December 31:

2011	$8,500
2012	8,500
2013	8,500
2014	258,500
2015	311,500
Thereafter	2,300,000

$2,895,500

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 10.	Income Taxes

The components of the Company’s income tax provision are summarized as follows (in thousands):

	December 31,
	2010	2009	2008

Current provision:
Federal	$—	$—	$—
State	3,250	2,445	2,660

	3,250	2,445	2,660

Deferred provision:
Federal	35,337	36,537	32,415
State	3,926	1,627	3,895

	39,263	38,164	36,310

	$42,513	$40,609	$38,970

A reconciliation of the amounts computed by applying the statutory federal income tax rate to income before income taxes to the amounts recorded in the consolidated statements of operations is summarized as follows (in thousands):

	December 31,
	2010	2009	2008

Amounts computed at statutory federal rate	$(259,890)	$(69,073)	$(38,217)
Non-deductible expenses	716	865	2,474
State income tax expense, net of federal income tax impact	6,019	3,218	5,603
Net tax expense related to ventures	18,352	1,384	2,375
Non-deductible goodwill impairment	125,164	—	—
Change in valuation allowance	152,152	104,215	66,735

	$42,513	$40,609	$38,970

The components of the Company’s deferred tax assets (liabilities) are summarized as follows (in thousands):

	As of December 31,
	2010	2009

Deferred tax assets:
Net operating loss carryforwards	$794,601	$559,912
Wireless licenses	26,750	33,780
Capital loss carryforwards	3,045	1,510
Reserves and allowances	12,329	16,006
Share-based compensation	38,086	31,053
Deferred charges	46,329	39,583
Investments and deferred tax on unrealized losses	—	9,669
Intangible Assets	10,982	—
Goodwill	43,792	—
Other	5,317	7,630

Gross deferred tax assets	981,231	699,143
Deferred tax liabilities:
Intangible assets	—	(12,903)
Property and equipment	(265,737)	(151,868)
Other	(5,032)	(513)

Net deferred tax assets	710,462	533,859
Valuation allowance	(708,479)	(531,826)
Other deferred tax liabilities:
Wireless licenses	(279,327)	(236,409)
Goodwill	—	(13,540)
Investment in joint ventures	(10,608)	(6,398)

Net deferred tax liabilities	$(287,952)	$(254,314)

Deferred tax assets (liabilities) are reflected in the accompanying consolidated balance sheets as follows (in thousands):

	As of December 31,
	2010	2009

Current deferred tax assets (included in other current assets)	$7,751	$5,198
Long-term deferred tax liabilities	(295,703)	(259,512)

	$(287,952)	$(254,314)

Except with respect to the  $2.0 million TMT credit outstanding as of December 31, 2010 and 2009, the Company established a full valuation allowance against its net deferred tax assets due to the uncertainty surrounding the realization of such assets. The valuation allowance is based on available evidence, including the Company’s historical operating losses. Deferred tax liabilities associated with wireless licenses and investments in certain joint ventures cannot be considered a source of taxable income to support the realization of deferred tax assets because these deferred tax liabilities will not reverse until some indefinite future period. Since it has recorded a valuation allowance against the majority of its deferred tax assets, the Company carries a net deferred tax liability on its balance sheet. During the year ended December 31, 2010, the Company recorded a  $176.7 million increase to its valuation allowance, which primarily consisted of  $152.2 million and  $13.3 million related to the impact of 2010 federal and state taxable losses, respectively. During the year ended December 31, 2009, the Company recorded a  $117.8 million increase to its valuation allowance, which primarily consisted of  $104.2 million and  $8.5 million related to the impact of 2009 federal and state taxable losses, respectively.

At December 31, 2010, the Company estimated it had federal and state NOL carryforwards of approximately  $2.1 billion (which begin to expire in 2022 for federal income tax purposes and of which  $0.3 million will expire at the end of 2011 for state income tax purposes) In addition, the Company had federal capital loss carryforwards of approximately  $8.0 million (which begin to expire in 2012). Included in the Company’s federal and state net operating loss carryforwards are  $24.1 million of losses which, when utilized, will increase additional paid-in capital by approximately  $9.2 million.

In accordance with the authoritative guidance for business combinations, which became effective for the Company on January 1, 2009, any reduction in the valuation allowance, including the valuation allowance established in fresh-start reporting, will be accounted for as a reduction of income tax expense.

Stockholders' Equity	12 Months Ended
Dec. 31, 2010
Stockholders' Equity [Abstract]
Stockholders' Equity

Note 11.	Stockholders’ Equity

Common Stock Offering

In June 2009, the Company completed the sale of an aggregate of 7,000,000 shares of Leap common stock in an underwritten public offering. In connection with the offering, the Company received net proceeds of approximately  $263.7 million, which were recorded in additional paid-in capital in the Company’s consolidated balance sheet.

Warrants

On March 23, 2009, Leap issued 309,460 shares of common stock,  $.0001 par value per share, upon the exercise in full of warrants to purchase 600,000 shares of Leap common stock at an exercise price of  $16.83 per share pursuant to the “net issuance” provisions of the warrants. The shares were issued to the holder of the warrants, who acquired the warrants in 2004. Leap did not receive any cash proceeds in connection with the issuance of the shares.

Share-based Compensation	12 Months Ended
Dec. 31, 2010
Share-based Compensation [Abstract]
Share-based Compensation

Note 12.	Share-based Compensation

The Company allows for the grant of stock options, restricted stock awards and deferred stock units to employees, independent directors and consultants under its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the “2004 Plan”) and its 2009 Employment Inducement Equity Incentive Plan (the “2009 Plan”). As of December 31, 2010, a total of 9,700,000 aggregate shares of common stock were reserved for issuance under the 2004 Plan and 2009 Plan, of which 813,459 shares of common stock were available for future awards. Certain of the Company’s stock options and restricted stock awards include both a service condition and a performance condition that relates only to the timing of vesting. These stock options and restricted stock awards generally vest in full four to five years from the grant date. These awards also provide for the possibility of annual accelerated performance-based vesting of a portion of the awards if the Company achieves specified performance conditions. In addition, the Company has granted stock options and restricted stock awards that vest periodically over a fixed term, usually four years. These awards do not contain any performance conditions. Share-based awards also generally provide for accelerated vesting if there is a change in control (as defined in the 2004 Plan and the 2009 Plan) and, in some cases, if additional conditions are met. The stock options are exercisable for up to ten years from the grant date. Compensation expense is amortized on a straight-line basis over the requisite service period for the entire award, which is generally the maximum vesting period of the award, and if necessary, is adjusted to ensure that the amount recognized is at least equal to the vested (earned) compensation. No share-based compensation expense has been capitalized as part of inventory or fixed assets.

Stock Options

The estimated fair value of the Company’s stock options is determined using the Black-Scholes model. All stock options were granted with an exercise price equal to the fair value of the common stock on the grant date. The weighted-average grant date fair value of employee stock options granted during the years ended December 31, 2010 and 2009 was  $7.14 and  $14.83 per share, respectively, which was estimated using the following weighted-average assumptions:

	As of December 31,
	2010	2009

Expected volatility	60%	54%
Expected term (in years)	5.75	5.75
Risk-free interest rate	1.89%	2.15%
Expected dividend yield	—	—

The determination of the fair value of stock options using an option valuation model is affected by the Company’s stock price, as well as assumptions regarding a number of complex and subjective variables. Through June 30, 2010, the volatility assumption was based on a combination of the historical volatility of the Company’s common stock and the volatilities of similar companies over a period of time equal to the expected term of the stock options. The volatilities of similar companies were used in conjunction with the Company’s historical volatility because of the lack of sufficient relevant history for the Company’s common stock equal to the expected term. Commencing July 1, 2010, the Company determined it had sufficient relevant history and thus began using its historical volatility. The expected term of employee stock options represents the weighted-average period the stock options are expected to remain outstanding. The expected term assumption is estimated based primarily on the options’ vesting terms and remaining contractual life and employees’ expected exercise and post-vesting employment termination behavior. The risk-free interest rate assumption is based upon observed interest rates at the end of the period in which the grant occurred appropriate for the term of the employee stock options. The dividend yield assumption is based on the expectation of no future dividend payouts by the Company.

A summary of the Company’s stock option award activity as of and for the years ended December 31, 2010 and 2009 is as follows (in thousands, except per share data):

			Weighted-
		Weighted-	Average
		Average	Remaining
		Exercise	Contractual
	Number of	Price per	Term	Aggregate
	Shares	Share	(In years)	Intrinsic Value

Options outstanding at December 31, 2008	4,408	$45.48	8.04	$679

Options exercisable at December 31, 2008	1,004	$34.44	6.61	$213

Options granted	791	$28.74
Options forfeited	(228)	44.30
Options exercised	(35)	28.38

Options outstanding at December 31, 2009	4,936	$42.97	7.08	$247

Options exercisable at December 31, 2009	1,596	$40.15	6.16	$—

Options granted	291	$12.88
Options forfeited	(596)	45.72
Options exercised	—	—

Options outstanding at December 31, 2010	4,631	$40.73	5.94	$137

Options exercisable at December 31, 2010	2,308	$38.98	5.07	$.03

As share-based compensation expense under the authoritative guidance for share-based payments is based on awards ultimately expected to vest, it is reduced for estimated forfeitures. The guidance requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

At December 31, 2010, total unrecognized compensation cost related to unvested stock options was  $24.9 million, which is expected to be recognized over a weighted-average period of 1.8 years.

Upon option exercise, the Company issues new shares of common stock. No options were exercised during the year ended December 31, 2010. Cash received from stock option exercises was  $1.0 million during the year ended December 31, 2009. The Company did not recognize any income tax benefits from stock option exercises as it continues to record a valuation allowance on its deferred tax assets, as more fully described in Note 10.

Restricted Stock

Under guidance for share-based payments, the fair value of the Company’s restricted stock awards is based on the grant date fair value of the Company’s common stock. Prior to 2009, all restricted stock awards were granted with a purchase price of  $0.0001 per share. During 2009 and 2010, all restricted stock awards were granted with no purchase price. The weighted-average grant date fair value of the restricted stock awards was  $28.54 and  $41.17 per share during the years ended December 31, 2010 and 2009, respectively.

A summary of the Company’s restricted stock award activity as of and for the years ended December 31, 2010 and 2009 is as follows (in thousands, except per share data):

		Weighted-
		Average
		Grant Date
	Number of	Fair Value
	Shares	Per Share

Restricted stock awards outstanding at December 31, 2008	1,377	48.60
Shares issued	627	27.76
Shares forfeited	(98)	43.46
Shares vested	(175)	50.33

Restricted stock awards outstanding at December 31, 2009	1,731	$41.17

Shares issued	982	15.27
Shares forfeited	(201)	38.90
Shares vested	(394)	45.69

Restricted stock awards outstanding at December 31, 2010	2,118	$28.54

The following table summarizes information about restricted stock awards that vested during the years ended December 31, 2010, 2009 and 2008 (in thousands):

	Year Ended December 31,
	2010	2009	2008

Fair value on vesting date of vested restricted stock awards	$4,965	$3,912	$24,104

At December 31, 2010, total unrecognized compensation cost related to unvested restricted stock awards was  $31.5 million, which is expected to be recognized over a weighted-average period of 2.4 years.

The terms of the restricted stock grant agreements allow the Company to repurchase unvested shares at the option, but not the obligation, of the Company for a period of sixty days, commencing ninety days after the employee has a termination event. If the Company elects to repurchase all or any portion of the unvested shares, it may do so at the original purchase price per share.

Employee Stock Purchase Plan

The Company’s Employee Stock Purchase Plan (the “ESP Plan”) allows eligible employees to purchase shares of common stock during a specified offering period. The purchase price is 85% of the lower of the fair market value of such stock on the first or last day of the offering period. Employees may authorize the Company to withhold up to 15% of their compensation during any offering period for the purchase of shares under the ESP Plan, subject to certain limitations. A total of 800,000 shares of common stock were reserved for issuance under the ESP Plan, and a total of 368,147 shares remained available for issuance under the ESP Plan as of December 31, 2010. The most recent offering period under the ESP Plan was from July 1, 2010 through December 31, 2010.

Allocation of Share-based Compensation Expense

Total share-based compensation expense related to all of the Company’s share-based awards for the years ended December 31, 2010, 2009 and 2008 was allocated as follows (in thousands, except per share data):

	Year Ended December 31,
	2010	2009	2008

Cost of service	$3,673	$3,546	$3,060
Selling and marketing expenses	5,781	6,264	4,580
General and administrative expenses	27,155	32,903	27,575

Share-based compensation expense	$36,609	$42,713	$35,215

Share-based compensation expense per share:
Basic	$0.48	$0.59	$0.52

Diluted	$0.48	$0.59	$0.52

Employee Savings and Retirement Plan	12 Months Ended
Dec. 31, 2010
Employee Savings and Retirement Plan [Abstract]
Employee Savings and Retirement Plan

Note 13.	Employee Savings and Retirement Plan

The Company’s 401(k) plan allows eligible employees to contribute up to 30% of their salary, subject to annual limits. The Company matches a portion of the employee contributions and may, at its discretion, make additional contributions based upon earnings. The Company’s contributions were approximately  $5.4 million,  $4.8 million and  $2.8 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 14.	Commitments and Contingencies

As more fully described below, the Company is involved in a variety of lawsuits, claims, investigations and proceedings concerning intellectual property, securities, commercial, consumer and business practices and other matters. Due in part to the growth and expansion of its business operations, the Company has become subject to increased amounts of litigation, including disputes alleging intellectual property infringement.

The Company believes that any damage amounts alleged by plaintiffs in the matters discussed below are not necessarily meaningful indicators of its potential liability. The Company determines whether it should accrue an estimated loss for a contingency in a particular legal proceeding by assessing whether a loss is deemed probable and whether the amount can be reasonably estimated. The Company reassesses its views on estimated losses on a quarterly basis to reflect the impact of any developments in the matters in which it is involved.

Legal proceedings are inherently unpredictable, and the matters in which the Company is involved often present complex legal and factual issues. The Company vigorously pursues defenses in legal proceedings and engages in discussions where possible to resolve these matters on favorable terms. The Company’s policy is to recognize legal costs as incurred. It is possible, however, that the Company’s business, financial condition and results of operations in future periods could be materially adversely affected by increased litigation expense, significant settlement costs and/or unfavorable damage awards.

Patent Litigation

Freedom Wireless

On November 2, 2010, a matter between Freedom Wireless, Inc. (“Freedom Wireless”) and, the Company was dismissed with prejudice following the parties’ entry on July 23, 2010 into a license agreement covering the patents at issue in the matter. The Company was sued by Freedom Wireless, Inc. on December 10, 2007 in the United States District Court for the Eastern District of Texas, Marshall Division, for alleged infringement of U.S. Patent No. 5,722,067 entitled “Security Cellular Telecommunications System,” U.S. Patent No. 6,157,823 entitled “Security Cellular Telecommunications System,” and U.S. Patent No. 6,236,851 entitled “Prepaid Security Cellular Telecommunications System.” Freedom Wireless alleged that its patents claim a novel cellular system that enables subscribers of prepaid services to both place and receive cellular calls without dialing access codes or using modified telephones. The complaint sought unspecified monetary damages, increased damages under 35 U.S.C. § 284 together with interest, costs and attorneys’ fees, and an injunction. On September 3, 2008, Freedom Wireless amended its infringement contentions to assert that the Company’s Cricket unlimited voice service, in addition to its Jump® Mobile and Cricket by Weektm services, infringes claims under the patents at issue.

DNT

On May 1, 2009, the Company was sued by DNT LLC (“DNT”) in the United States District Court for the Eastern District of Virginia, Richmond Division, for alleged infringement of U.S. Reissued Patent No. RE37,660 entitled “Automatic Dialing System.” DNT alleges that the Company uses, encourages the use of, sells, offers for sale and/or imports voice and data service and wireless modem cards for computers designed to be used in conjunction with cellular networks and that such acts constitute both direct and indirect infringement of DNT’s patent. DNT alleges that the Company’s infringement is willful, and the complaint seeks an injunction against further infringement, unspecified damages (including enhanced damages) and attorneys’ fees. On July 23, 2009, the Company filed an answer to the complaint as well as counterclaims. On December 14, 2009, DNT’s patent was determined to be invalid in a case it brought against other wireless providers. DNT’s lawsuit against the Company has been stayed, pending resolution of that other case.

Digital Technology Licensing

On April 21, 2009, the Company and certain other wireless carriers (including Hargray Wireless, a company which Cricket acquired in April 2008 and which was merged with and into Cricket in December 2008) were sued by Digital Technology Licensing LLC (“DTL”) in the United States District Court for the Southern District of New York, for alleged infringement of U.S. Patent No. 5,051,799 entitled “Digital Output Transducer.” DTL alleges that the Company and Hargray Wireless sell and/or offer to sell Bluetooth® devices or digital cellular telephones, including Kyocera and Sanyo telephones, and that such acts constitute direct and/or indirect infringement of DTL’s patent. DTL further alleges that the Company and Hargray Wireless directly and/or indirectly infringe its patent by providing cellular telephone service and by using and inducing others to use a patented digital cellular telephone system by using cellular telephones, Bluetooth devices, and cellular telephone infrastructure made by companies such as Kyocera and Sanyo. DTL alleges that the asserted infringement is willful, and the complaint seeks a permanent injunction against further infringement, unspecified damages (including enhanced damages), attorneys’ fees, and expenses. On January 5, 2010, this matter was stayed, pending final resolution of another case that DTL brought against another wireless provider in which it alleged infringement of the patent that is at issue in this matter. That other case has been settled and dismissed but the stay in the Company’s matter has not been lifted.

Securities and Derivative Litigation

Leap was a nominal defendant in two shareholder derivative suits and a consolidated securities class action lawsuit. As indicated further below, each of these matters settled and the settlements received final court approval.

The two shareholder derivative suits purported to assert claims on behalf of Leap against certain of its current and former directors and officers. One of the shareholder derivative lawsuits was filed in the California Superior Court for the County of San Diego on November 13, 2007 and the other shareholder derivative lawsuit was filed in the United States District Court for the Southern District of California on February 7, 2008. The state action was stayed on August 22, 2008 pending resolution of the federal action. The plaintiff in the federal action asserted, among other things, claims for alleged breach of fiduciary duty, gross mismanagement, waste of corporate assets, unjust enrichment, and proxy violations based on the November 9, 2007 announcement that the Company was restating certain of its financial statements, claims alleging breach of fiduciary duty based on the September 2007 unsolicited merger proposal from MetroPCS and claims alleging illegal insider trading by certain of the individual defendants. Leap and the individual defendants filed motions to dismiss the federal action, and on September 29, 2009, the district court granted Leap’s motion to dismiss the derivative complaint for failure to plead that a pre-suit demand on Leap’s board was excused.

The parties in the federal action executed a stipulation of settlement dated May 14, 2010 to resolve both the federal and state derivative suits. The settlement was subject to final court approval, among other conditions. On September 20, 2010, the district court held a final fairness hearing to approve the settlement, and on September 22, 2010 the district court granted final approval of the settlement resulting in a release of the alleged claims against the individual defendants and their related persons. On September 22, 2010 a judgment was issued in the federal case, and on October 7, 2010 a dismissal with prejudice was entered in the state case. The settlement was based upon the Company’s agreement to adopt and implement and/or continue to implement or observe various operational and corporate governance measures, and to fund, through its insurance carriers, an award of attorney fees to plaintiffs’ counsel. The individual defendants denied liability and wrongdoing of any kind with respect to the claims made in the derivative suits and made no admission of any wrongdoing in connection with the settlement.

Leap and certain current and former officers and directors, and Leap’s independent registered public accounting firm, PricewaterhouseCoopers LLP, also were named as defendants in a consolidated securities class action lawsuit filed in the United States District Court for the Southern District of California which consolidated several securities class action lawsuits initially filed between September 2007 and January 2008. Plaintiffs alleged that the defendants violated Section 10(b) of the Exchange Act and Rule 10b-5, and Section 20(a) of the Exchange Act. The consolidated complaint alleged that the defendants made false and misleading statements about Leap’s internal controls, business and financial results, and customer count metrics. The claims were based primarily on the November 9, 2007 announcement that the Company was restating certain of its financial statements and statements made in its August 7, 2007 second quarter 2007 earnings release. The lawsuit sought, among other relief, a determination that the alleged claims could be asserted on a class-wide basis and unspecified damages and attorney fees and costs. On January 9, 2009, the federal court granted defendants’ motions to dismiss the complaint for failure to state a claim. On February 23, 2009, defendants were served with an amended complaint which did not name PricewaterhouseCoopers LLP or any of Leap’s outside directors. Leap and the remaining individual defendants moved to dismiss the amended complaint.

The parties entered into a stipulation of settlement of the class action dated February 18, 2010. On October 4, 2010, the court held a fairness hearing regarding the settlement and granted final approval and issued a final judgment on October 14, 2010. The settlement provided for, among other things, dismissal of the lawsuits with prejudice, releases in favor of the defendants, and payment to the class of  $13.75 million, which included an award of attorneys’ fees to class plaintiffs’ counsel. The entire settlement amount was paid by the Company’s insurance carriers.

Department of Justice Inquiry

On January 7, 2009, the Company received a letter from the Civil Division of the United States Department of Justice (the “DOJ”). In its letter, the DOJ alleges that between approximately 2002 and 2006, the Company failed to comply with certain federal postal regulations that required it to update customer mailing addresses in exchange for receiving certain bulk mailing rate discounts. As a result, the DOJ has asserted that the Company violated the False Claims Act (the “FCA”) and is therefore liable for damages. On November 18, 2009, the DOJ presented the Company with a calculation that single damages in this matter were  $2.7 million for the period from June 2003 through June 2006, which amount may be trebled under the FCA. The FCA also provides for statutory penalties, which the DOJ has previously asserted could total up to  $11,000 per mailing. The DOJ had also previously asserted as an alternative theory of liability that the Company is liable on a basis of unjust enrichment for estimated single damages. The Company is currently in discussions with the DOJ to settle this matter.

Other Litigation, Claims and Disputes

In addition to the matters described above, the Company is often involved in certain other matters which generally arise in the ordinary course of business and seek monetary damages and other relief. Based upon information currently available to the Company, none of these other matters is expected to have a material adverse effect on the Company’s business, financial condition or results of operations.

Indemnification Agreements

From time to time, the Company enters into indemnification agreements with certain parties in the ordinary course of business, including agreements with manufacturers, licensors and suppliers who provide it with equipment, software and technology that it uses in its business, as well as with purchasers of assets, lenders, lessors and other vendors. Indemnification agreements are generally entered into in commercial and other transactions in an attempt to allocate potential risk of loss.

Device Purchase Agreements

The Company has entered into agreements with various suppliers for the purchase of wireless devices. These agreements require the Company to purchase specified quantities of devices based on minimum commitment levels through July 2012. The total aggregate commitments outstanding under these agreements were approximately  $218.1 million as of December 31, 2010.

Capital and Operating Leases

The Company has entered into non-cancelable operating lease agreements to lease its administrative and retail facilities, and sites for towers, equipment and antennae required for the operation of its wireless network. These leases typically include renewal options and escalation clauses, some of which escalation clauses are based on the consumer price index. In general, site leases have five- to ten-year initial terms with four five-year renewal options. The following table summarizes the approximate future minimum rentals under non-cancelable operating leases, including renewals that are reasonably assured, and future minimum capital lease payments in effect at December 31, 2010 (in thousands):

	Capital	Operating
Years Ended December 31:	Leases	Leases

2011	$2,466	$251,556
2012	2,466	248,200
2013	2,466	248,218
2014	2,466	246,857
2015	1,521	237,843
Thereafter	5	514,000

Total minimum lease payments	$11,390	$1,746,674

Less amount representing interest	(1,083)

Present value of minimum lease payments	$10,307

Outstanding Letters of Credit and Surety Bonds

As of December 31, 2010 and 2009, the Company had approximately  $10.5 million of letters of credit outstanding, which were collateralized by restricted cash, related to contractual commitments under certain of its administrative facility leases and surety bond programs and its workers’ compensation insurance program. The restricted cash collateralizing the letters of credit outstanding is reported in both restricted cash, cash equivalents and short-term investments and other long-term assets in the consolidated balance sheets.

As of December 31, 2010 and 2009, the Company had approximately  $5.0 million and  $5.5 million, respectively, of surety bonds outstanding to guarantee the Company’s performance with respect to certain of its contractual obligations.

Guarantor Financial Information	12 Months Ended
Dec. 31, 2010
Guarantor Financial Information [Abstract]
Guarantor Financial Information

Note 15.	Guarantor Financial Information

The  $2,600 million of senior notes issued by Cricket (the “Issuing Subsidiary”) are comprised of  $300 million of unsecured senior notes due 2015,  $1,100 million of senior secured notes due 2016 and  $1,200 million of unsecured senior notes due 2020. The notes are jointly and severally guaranteed on a full and unconditional basis by Leap (the “Guarantor Parent Company”) and Cricket License Company, LLC, a wholly-owned subsidiary of Cricket (the “Guarantor Subsidiary”).

The indentures governing these notes limit, among other things, the Guarantor Parent Company’s, Cricket’s and the Guarantor Subsidiary’s ability to: incur additional debt; create liens or other encumbrances; place limitations on distributions from restricted subsidiaries; pay dividends; make investments; prepay subordinated indebtedness or make other restricted payments; issue or sell capital stock of restricted subsidiaries; issue guarantees; sell assets; enter into transactions with affiliates; and make acquisitions or merge or consolidate with another entity.

Condensed consolidating financial information of the Guarantor Parent Company, the Issuing Subsidiary, the Guarantor Subsidiary, non-Guarantor Subsidiaries and total consolidated Leap and subsidiaries as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 is presented below. The equity method of accounting is used to account for ownership interests in subsidiaries, where applicable.

At December 31, 2010, LCW Wireless and Denali and their respective subsidiaries were wholly owned subsidiaries of Cricket and considered non-Guarantor Subsidiaries. LCW Wireless and Denali and their respective subsidiaries were merged with and into Cricket on February 28, 2011 and March 31, 2011, respectively. The condensed consolidated financial information reflects these subsequent mergers and the consolidation of the financial position, results of operations and cash flows of these entities into the Issuing Subsidiary for each period presented.

Condensed Consolidating Balance Sheet as of December 31, 2010 (in thousands):

					Consolidating
	Guarantor				and
	Parent	Issuing	Guarantor	Non-Guarantor	Eliminating
	Company	Subsidiary	Subsidiary	Subsidiaries	Adjustments	Consolidated

Assets
Cash and cash equivalents	$85	$269,140	$—	$81,565	$—	$350,790
Short-term investments	—	68,367	—	—	—	68,367
Inventories	—	98,763	—	5,478	—	104,241
Deferred charges	—	47,343	—	—	—	47,343
Other current assets	2,261	86,040	—	3,009	(300)	91,010

Total current assets	2,346	569,653	—	90,052	(300)	661,751
Property and equipment, net	—	1,946,209	—	90,436	—	2,036,645
Investments in and advances to affiliates and consolidated subsidiaries	1,200,613	2,269,613	47,069	49	(3,517,344)	—
Wireless licenses	—	—	1,747,108	220,967	—	1,968,075
Goodwill	—	10,680	—	20,414	—	31,094
Intangible assets, net	—	20,455	—	44,388	—	64,843
Other assets	5,315	66,195	—	905	—	72,415

Total assets	$1,208,274	$4,882,805	$1,794,177	$467,211	$(3,517,644)	$4,834,823

Liabilities and Stockholders’ Equity
Accounts payable and accrued liabilities	$79	$333,514	$—	$13,276	$—	$346,869
Current maturities of long-term debt	—	8,500	—	5,101	(5,101)	8,500
Intercompany payables	41,734	300,800	—	55,054	(397,588)	—
Other current liabilities	5,179	199,698	—	16,500	(300)	221,077

Total current liabilities	46,992	842,512	—	89,931	(402,989)	576,446
Long-term debt, net	250,000	2,582,070	—	211,875	(211,875)	2,832,070
Deferred tax liabilities	—	295,703	—	—	—	295,703
Other long-term liabilities	—	110,800	—	3,734	—	114,534

Total liabilities	296,992	3,831,085	—	305,540	(614,864)	3,818,753
Redeemable non-controlling interests	—	104,788	—	—	—	104,788
Stockholders’ equity	911,282	946,932	1,794,177	161,671	(2,902,780)	911,282

Total liabilities and stockholders’ equity	$1,208,274	$4,882,805	$1,794,177	$467,211	$(3,517,644)	$4,834,823

Condensed Consolidating Balance Sheet as of December 31, 2009 (in thousands):

					Consolidating
	Guarantor				and
	Parent	Issuing	Guarantor	Non-Guarantor	Eliminating
	Company	Subsidiary	Subsidiary	Subsidiaries	Adjustments	Consolidated

Assets
Cash and cash equivalents	$66	$174,933	$—	$—	$—	$174,999
Short-term investments	—	389,154	—	—	—	389,154
Inventories	—	107,912	—	—	—	107,912
Deferred charges	—	38,872	—	—	—	38,872
Other current assets	2,314	80,516	—	—	—	82,830

Total current assets	2,380	791,387	—	—	—	793,767
Property and equipment, net	2	2,121,092	—	—	—	2,121,094
Investments in and advances to affiliates and consolidated subsidiaries	1,965,842	2,039,951	86,405	—	(4,092,198)	—
Wireless licenses	—	—	1,921,973	—	—	1,921,973
Assets held for sale	—	—	2,381	—	—	2,381
Goodwill	—	430,101	—	—	—	430,101
Intangible assets, net	—	24,535	—	—	—	24,535
Other assets	6,663	76,967	—	—	—	83,630

Total assets	$1,974,887	$5,484,033	$2,010,759	$—	$(4,092,198)	$5,377,481

Liabilities and Stockholders’ Equity
Accounts payable and accrued liabilities	$16	$310,370	$—	$—	$—	$310,386
Current maturities of long-term debt	—	8,000	—	—	—	8,000
Intercompany payables	29,194	340,087	—	—	(369,281)	—
Other current liabilities	5,147	197,260	—	—	—	202,407

Total current liabilities	34,357	855,717	—	—	(369,281)	520,793
Long-term debt, net	250,000	2,485,318	—	—	—	2,735,318
Deferred tax liabilities	—	259,512	—	—	—	259,512
Other long-term liabilities	—	99,696	—	—	—	99,696

Total liabilities	284,357	3,700,243	—	—	(369,281)	3,615,319
Redeemable non-controlling interests	—	71,632	—	—	—	71,632
Stockholders’ equity	1,690,530	1,712,158	2,010,759	—	(3,722,917)	1,690,530

Total liabilities and stockholders’ equity	$1,974,887	$5,484,033	$2,010,759	$—	$(4,092,198)	$5,377,481

Condensed Consolidating Statement of Operations for the Year Ended December 31, 2010 (in thousands):

					Consolidating
	Guarantor				and
	Parent	Issuing	Guarantor	Non-Guarantor	Eliminating
	Company	Subsidiary	Subsidiary	Subsidiaries	Adjustments	Consolidated

Revenues:
Service revenues	$—	$2,405,412	$—	$77,125	$64	$2,482,601
Equipment revenues	—	206,502	—	8,100	—	214,602
Other revenues	—	3,689	91,477	52	(95,218)	—

Total revenues	—	2,615,603	91,477	85,277	(95,154)	2,697,203

Operating expenses:
Cost of service (exclusive of items shown separately below)	—	912,024	—	20,074	(91,463)	840,635
Cost of equipment	—	568,908	—	23,086	—	591,994
Selling and marketing	—	398,236	—	16,082	—	414,318
General and administrative	12,673	337,887	691	14,011	(3,691)	361,571
Depreciation and amortization	—	445,382	—	11,653	—	457,035
Impairment of assets	—	476,561	766	—	—	477,327

Total operating expenses	12,673	3,138,998	1,457	84,906	(95,154)	3,142,880
Loss on sale or disposal of assets, net	—	(4,790)	(170)	(101)	—	(5,061)

Operating income (loss)	(12,673)	(528,185)	89,850	270	—	(450,738)
Equity in net income (loss) of consolidated subsidiaries	(870,930)	89,744	—	—	781,186	—
Equity in net income of investees	—	1,912	—	—	—	1,912
Interest income	24,250	1,385	—	—	(24,625)	1,010
Interest expense	(12,600)	(255,026)	—	(376)	24,625	(243,377)
Other income, net	—	3,209	—	—	—	3,209
Loss on extinguishment of debt	—	(54,558)	—	—	—	(54,558)

Income (loss) before income taxes	(871,953)	(741,519)	89,850	(106)	781,186	(742,542)
Income tax expense	—	(42,513)	—	—	—	(42,513)

Net income (loss)	(871,953)	(784,032)	89,850	(106)	781,186	(785,055)
Accretion of redeemable non-controlling interests, net of tax	—	(86,898)	—	—	—	(86,898)

Net income (loss) attributable to common stockholders	$(871,953)	$(870,930)	$89,850	$(106)	$781,186	$(871,953)

Condensed Consolidating Statement of Operations for the Year Ended December 31, 2009 (in thousands):

					Consolidating
	Guarantor				and
	Parent	Issuing	Guarantor	Non-Guarantor	Eliminating
	Company	Subsidiary	Subsidiary	Subsidiaries	Adjustments	Consolidated

Revenues:
Service revenues	$—	$2,241,945	$—	$—	$43	$2,241,988
Equipment revenues	—	239,333	—	—	—	239,333
Other revenues	—	612	89,022	—	(89,634)	—

Total revenues	—	2,481,890	89,022	—	(89,591)	2,481,321

Operating expenses:
Cost of service (exclusive of items shown separately below)	—	796,051	—	—	(88,886)	707,165
Cost of equipment	—	561,262	—	—	—	561,262
Selling and marketing	—	411,564	—	—	—	411,564
General and administrative	8,728	349,519	910	—	(705)	358,452
Depreciation and amortization	—	410,697	—	—	—	410,697
Impairment of assets	—	—	639	—	—	639

Total operating expenses	8,728	2,529,093	1,549	—	(89,591)	2,449,779
Gain (loss) on sale or disposal of assets, net	—	(4,844)	4,426	—	—	(418)

Operating income (loss)	(8,728)	(52,047)	91,899	—	—	31,124
Equity in net income (loss) of consolidated subsidiaries	(242,607)	91,899	—	—	150,708	—
Equity in net income of investees	—	3,946	—	—	—	3,946
Interest income	24,455	3,601	—	—	(24,250)	3,806
Interest expense	(12,612)	(222,027)	—	—	24,250	(210,389)
Other income, net	—	469	—	—	—	469
Loss on extinguishment of debt	—	(26,310)	—	—	—	(26,310)

Income (loss) before income taxes	(239,492)	(200,469)	91,899	—	150,708	(197,354)
Income tax expense	—	(40,609)	—	—	—	(40,609)

Net income (loss)	(239,492)	(241,078)	91,899	—	150,708	(237,963)
Accretion of redeemable non-controlling interests, net of tax	—	(1,529)	—	—	—	(1,529)

Net income (loss) attributable to common stockholders	$(239,492)	$(242,607)	$91,899	$—	$150,708	$(239,492)

Condensed Consolidating Statement of Operations for the Year Ended December 31, 2008 (in thousands):

					Consolidating
	Guarantor				and
	Parent	Issuing	Guarantor	Non-Guarantor	Eliminating
	Company	Subsidiary	Subsidiary	Subsidiaries	Adjustments	Consolidated

Revenues:
Service revenues	$—	$1,782,163	$—	$—	$—	$1,782,163
Equipment revenues	—	249,761	—	—	—	249,761
Other revenues	—	66	72,509	—	(72,575)	—

Total revenues	—	2,031,990	72,509	—	(72,575)	2,031,924

Operating expenses:
Cost of service (exclusive of items shown separately below)	—	633,501	—	—	(72,141)	561,360
Cost of equipment	—	465,422	—	—	—	465,422
Selling and marketing	—	294,917	—	—	—	294,917
General and administrative	4,821	326,399	905	—	(434)	331,691
Depreciation and amortization	27	331,421	—	—	—	331,448
Impairment of assets	—	—	177	—	—	177

Total operating expenses	4,848	2,051,660	1,082	—	(72,575)	1,985,015
Gain (loss) on sale or disposal of assets, net	—	(1,483)	1,274	—	—	(209)

Operating income (loss)	(4,848)	(21,153)	72,701	—	—	46,700
Equity in net income (loss) of consolidated subsidiaries	(151,898)	44,923	—	—	106,975	—
Equity in net income of investees	—	(298)	—	—	—	(298)
Interest income	12,549	14,551	—	—	(12,529)	14,571
Interest expense	(6,371)	(164,417)	—	—	12,529	(158,259)
Other income (expense), net	367	(7,492)	—	—	—	(7,125)

Income (loss) before income taxes	(150,201)	(133,886)	72,701	—	106,975	(104,411)
Income tax expense	—	(11,192)	(27,778)	—	—	(38,970)

Net income (loss)	(150,201)	(145,078)	44,923	—	106,975	(143,381)
Accretion of redeemable non-controlling interests, net of tax	—	(6,820)	—	—	—	(6,820)

Net income (loss) attributable to common stockholders	$(150,201)	$(151,898)	$44,923	$—	$106,975	$(150,201)

Condensed Consolidating Statement of Cash Flows for the Year Ended December 31, 2010 (in thousands):

					Consolidating
	Guarantor				and
	Parent	Issuing	Guarantor	Non-Guarantor	Eliminating
	Company	Subsidiary	Subsidiary	Subsidiaries	Adjustments	Consolidated

Operating activities:
Net cash provided by operating activities	$19	$231,036	$—	$81,373	$(150)	$312,278

Investing activities:
Acquisition of a business	—	(40,730)	—	—	—	(40,730)
Purchases of and change in prepayments for purchases of property and equipment	—	(391,574)	—	(5,908)	—	(397,482)
Purchases of and deposits for wireless licenses and spectrum clearing costs	—	(9,319)	—	(4,000)	—	(13,319)
Purchases of investments	—	(488,450)	—	—	—	(488,450)
Sales and maturities of investments	—	816,247	—	—	—	816,247
Investments in and advances to affiliates and consolidated subsidiaries	(1,535)	—	—	—	1,535	—
Purchase of membership units of equity investment	—	(967)	—	—	—	(967)
Change in restricted cash	—	749	—	—	—	749

Net cash used in investing activities	(1,535)	(114,044)	—	(9,908)	1,535	(123,952)

Financing activities:
Proceeds from issuance of long-term debt	—	1,179,876	—	—	—	1,179,876
Issuance of related party debt	—	(5,000)	—	5,000	—	—
Repayment of long-term debt	—	(1,118,096)	—	—	—	(1,118,096)
Payment of debt issuance costs	—	(1,308)	—	—	—	(1,308)
Capital contributions, net	—	1,535	—	—	(1,535)	—
Purchase of non-controlling interests	—	(77,664)	—	—	—	(77,664)
Non-controlling interest distribution	—	(150)	—	—	150	—
Non-controlling interest contribution	—	—	—	5,100	—	5,100
Proceeds from issuance of common stock	1,535	—	—	—	—	1,535
Other	—	(1,978)	—	—	—	(1,978)

Net cash provided by (used in) financing activities	1,535	(22,785)	—	10,100	(1,385)	(12,535)

Net increase in cash and cash equivalents	19	94,207	—	81,565	—	175,791
Cash and cash equivalents at beginning of period	66	174,933	—	—	—	174,999

Cash and cash equivalents at end of period	$85	$269,140	$—	$81,565	$—	$350,790

Condensed Consolidating Statement of Cash Flows for the Year Ended December 31, 2009 (in thousands):

					Consolidating
	Guarantor				and
	Parent	Issuing	Guarantor	Non-Guarantor	Eliminating
	Company	Subsidiary	Subsidiary	Subsidiaries	Adjustments	Consolidated

Operating activities:
Net cash provided by operating activities	$39	$284,457	$—	$—	$(179)	$284,317

Investing activities:
Purchases of and change in prepayments for purchases of property and equipment	—	(693,834)	—	—	—	(693,834)
Purchases of and deposits for wireless licenses and spectrum clearing costs	—	(35,356)	—	—	—	(35,356)
Proceeds from sale of wireless licenses and operating assets	—	2,965	—	—	—	2,965
Purchases of investments	—	(883,173)	—	—	—	(883,173)
Sales and maturities of investments	—	733,268	—	—	—	733,268
Investments in and advances to affiliates and consolidated subsidiaries	(267,105)	—	—	—	267,105	—
Change in restricted cash	—	338	—	—	—	338

Net cash used in investing activities	(267,105)	(875,792)	—	—	267,105	(875,792)

Financing activities:
Proceeds from issuance of long-term debt	—	1,057,474	—	—	—	1,057,474
Repayment of long-term debt	—	(897,904)	—	—	—	(897,904)
Payment of debt issuance costs	—	(16,200)	—	—	—	(16,200)
Capital contributions, net	—	267,105	—	—	(267,105)	—
Non-controlling interest distribution	—	(179)	—	—	179	—
Proceeds from issuance of common stock	267,105	—	—	—	—	267,105
Other	—	(1,709)	—	—	—	(1,709)

Net cash provided by financing activities	267,105	408,587	—	—	(266,926)	408,766

Net increase (decrease) in cash and cash equivalents	39	(182,748)	—	—	—	(182,709)
Cash and cash equivalents at beginning of period	27	357,681	—	—	—	357,708

Cash and cash equivalents at end of period	$66	$174,933	$—	$—	$—	$174,999

Condensed Consolidating Statement of Cash Flows for the Year Ended December 31, 2008 (in thousands):

					Consolidating
	Guarantor				and
	Parent	Issuing	Guarantor	Non-Guarantor	Eliminating
	Company	Subsidiary	Subsidiary	Subsidiaries	Adjustments	Consolidated

Operating activities:
Net cash provided by operating activities	$1,033	$349,691	$—	$—	$(78)	$350,646

Investing activities:
Acquisition of a business	—	(31,217)	—	—	—	(31,217)
Purchases of and change in prepayments for purchases of property and equipment	—	(801,554)	—	—	—	(801,554)
Purchases of and deposits for wireless licenses and spectrum clearing costs	—	(78,451)	—	—	—	(78,451)
Return of deposit for wireless licenses	—	70,000	—	—	—	70,000
Purchases of investments	—	(598,015)	—	—	—	(598,015)
Sales and maturities of investments	—	532,468	—	—	—	532,468
Investments in and advances to affiliates and consolidated subsidiaries	(7,885)	—	—	—	7,885	—
Purchase of membership units of equity method investments	—	(1,033)	—	—	—	(1,033)
Change in restricted cash	(19)	(2,157)	—	—	—	(2,176)

Net cash used in investing activities	(7,904)	(909,959)	—	—	7,885	(909,978)

Financing activities:
Proceeds from issuance of long-term debt	242,500	293,250	—	—	—	535,750
Issuance of related party debt	(242,500)	242,500	—	—	—	—
Repayment of long-term debt	—	(10,500)	—	—	—	(10,500)
Payment of debt issuance costs	(1,049)	(6,609)	—	—	—	(7,658)
Capital contributions, net	—	7,885	—	—	(7,885)	—
Non-controlling interest distribution	—	(78)	—	—	78	—
Proceeds from issuance of common stock	7,885	—	—	—	—	7,885
Other	—	(41,774)	—	—	—	(41,774)

Net cash provided by financing activities	6,836	484,674	—	—	(7,807)	483,703

Net decrease in cash and cash equivalents	(35)	(75,594)	—	—	—	(75,629)
Cash and cash equivalents at beginning of period	62	433,275	—	—	—	433,337

Cash and cash equivalents at end of period	$27	$357,681	$—	$—	$—	$357,708